Exhibit 10.12

IMPRIVATA, INC.

$4,000,000 SECURED LOAN FACILITY

WITH

SILICON VALLEY BANK

January 30, 2009

CLOSING DOCUMENTS

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A.	TRANSACTION DOCUMENTS

1.	Loan and Security Agreement (the “Loan and Security Agreement”), dated as of January 30, 2009, between Silicon Valley Bank and Imprivata, Inc. (the “Company”)	1

	(a) Exhibit A – Description of Collateral

	(b) Exhibit B – Loan Payment/Advance Request Form

	(c) Exhibit C – Borrowing Base Certificate

	(d) Exhibit D – Compliance Certificate

2.	Securities Account Control Agreement dated January 30, 2009, between SVB Securities, Ridge Clearing & Outsourcing Services, Inc., Silicon Valley Bank and the Company	2

	(a) Exhibit A – Notice of Exclusive Control

B.	OPINIONS, CLOSING CERTIFICATES AND OTHER DOCUMENTS

1.	Legal Opinion of Goodwin Procter LLP dated February 4, 2009	3

2.	Certificate of Good Standing of the Company issued by the Secretary of State of the State of Delaware, dated February 4, 2009	4

3.	Certificate of Good Standing of the Company issued by the Secretary of State of the Commonwealth of Massachusetts, dated February 4, 2009	5

4.	Secretary’s Corporate Borrowing Certificate of the Company dated January 30, 2009	6

	(a) Exhibit A – Certificate of Incorporation of Imprivata, Inc.

	(b) Exhibit B – By-Laws of Imprivata, Inc.

5.	Board of Directors of the Company Consent dated January 28, 2009	7

6.	Stockholders of the Company Consent dated January 28, 2009	8

7.	Certificate of Insurance dated February 4, 2009	9

8.	Perfection Certificate of the Company dated January 30, 2009	10

9.	UCC Financing Statement in favor of Silicon Valley Bank	11

	(a) Exhibit A – Description of Collateral

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10.	Lien Search of the Company as of October 22, 2008	12

11.	Invoice for Loan Charges dated January 30, 2009	13

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of January 30, 2009 (the “Effective Date”), between SILICON VALLEY BANK, a California corporation with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”), and IMPRIVATA, INC., a Delaware corporation (“Borrower”), provides the terms on which Bank shall lend to Borrower and Borrower shall repay Bank. The parties agree as follows:

1	ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2	LOAN AND TERMS OF PAYMENT

2.1 Promise to Pay. Borrower hereby unconditionally promises to pay Bank the outstanding principal amount of all Credit Extensions and accrued and unpaid interest thereon as and when due in accordance with this Agreement.

2.1.1	Revolving Advances.

(a) Availability. Subject to the terms and conditions of this Agreement, after the occurrence of the Initial Audit, Bank shall make Advances not exceeding the Availability Amount. Amounts borrowed under the Revolving Line may be repaid and, prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein.

(b) Termination; Repayment. The Revolving Line terminates on the Revolving Line Maturity Date, when the principal amount of all Advances, the unpaid interest thereon, and all other Obligations relating to the Revolving Line shall be immediately due and payable.

2.1.2 Letters of Credit Sublimit.

(a) As part of the Revolving Line, Bank shall issue or have issued Letters of Credit for Borrower’s account. Such aggregate amounts utilized hereunder shall at all times reduce the amount otherwise available for Advances under the Revolving Line. The face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed One Million Dollars ($1,000,000.00), inclusive of Credit Extensions relating to Sections 2.1.3 and 2.1.4. If, on the Revolving Line Maturity Date, or the effective date of any termination of this Agreement, there are any outstanding Letters of Credit, then on such date Borrower shall provide to Bank cash collateral in an amount equal to one hundred five percent (105.0%) of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to said Letters of Credit. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s standard Application and Letter of Credit Agreement (the “Letter of Credit Application”). Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request. Borrower further agrees to be bound by the regulations and interpretations of the issuer of any Letters of Credit guarantied by Bank and opened for Borrower’s account or by Bank’s interpretations of any Letter of Credit issued by Bank for Borrower’s account, and Borrower understands and agrees that Bank shall not be liable for any error, negligence (other than gross negligence or wilfull misconduct of Bank), or mistake, whether of omission or commission, in following Borrower’s instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto.

(b) The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, such Letters of Credit, and the Letter of Credit Application.

(c) Borrower may request that Bank issue a Letter of Credit payable in a Foreign Currency. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to

Borrower of the equivalent of the amount thereof (plus fees and charges in connection therewith such as wire, cable, SWIFT or similar charges) in Dollars at the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

(d) To guard against fluctuations in currency exchange rates, upon the issuance of any Letter of Credit payable in a Foreign Currency, Bank shall create a reserve (the “Letter of Credit Reserve”) under the Revolving Line in an amount equal to ten percent (10.0%) of the face amount of such Letter of Credit. The amount of the Letter of Credit Reserve may be adjusted by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Revolving Line shall be reduced by the amount of such Letter of Credit Reserve for as long as such Letter of Credit remains outstanding.

2.1.3 Foreign Exchange Sublimit. As part of the Revolving Line, Borrower may enter into foreign exchange contracts with Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency (each, a “FX Forward Contract”) on a specified date (the “Settlement Date”). FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date and shall be subject to a reserve of ten percent (10%) of each outstanding FX Forward Contract in a maximum aggregate amount equal to One Hundred Thousand Dollars ($100,000.00) (such maximum shall be the “FX Reserve”). The aggregate amount of FX Forward Contracts at any one time may not exceed ten (10) times the amount of the FX Reserve. The amount otherwise available for Credit Extensions under the Revolving Line shall be reduced by an amount equal to ten percent (10%) of each outstanding FX Forward Contract (the “FX Reduction Amount”). Any amounts needed to fully reimburse Bank will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.

2.1.4 Cash Management Services Sublimit. Borrower may use up to One Million Dollars ($1,000,000.00), inclusive of Credit Extensions relating to Sections 2.1.2 and 2.1.3 of the Revolving Line for Bank’s cash management services which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services agreements (collectively, the “Cash Management Services”). Any amounts Bank pays on behalf of Borrower for any Cash Management Services will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.

2.2 Overadvances. If, at any time, the sum of (a) the outstanding principal amount of any Advances (including any amounts used for Cash Management Services), plus (b) the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), plus (c) the FX Reduction Amount exceeds the lesser of either the Revolving Line or the Borrowing Base, Borrower shall immediately pay to Bank in cash such excess.

2.3 Payment of Interest on the Credit Extensions.

(a) Interest Rate. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to one quarter of one percentage point (0.25%) above the Prime Rate, which interest shall be payable monthly in accordance with Section 2.3(f) below.

(b) Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is four percentage points (4.0%) above the rate that is otherwise applicable thereto (the “Default Rate”). Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.

(c) Adjustment to Interest Rate. Changes to the interest rate of any Credit Extension based on changes to the Prime Rate shall be effective on the effective date of any change to the Prime Rate and to the extent of any such change.

(d) 360-Day Year. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed.

(e) Debit of Accounts. Bank may debit the Designated Deposit Account, for principal and interest payments or any other amounts Borrower owes Bank when due. These debits shall not constitute a set-off.

(f) Payments. Unless otherwise provided, interest is payable monthly in arrears on the first (1st) calendar day of each month. Payments of principal and/or interest received after 12:00 p.m. Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest, as applicable, shall continue to accrue.

2.4 Fees. Borrower shall pay to Bank:

(a) Commitment Fee. A fully earned, non-refundable commitment fee of Twenty Thousand Dollars ($20,000.00), on the Effective Date;

(b) Letter of Credit Fee. Bank’s customary fees and expenses for the issuance or renewal of Letters of Credit, upon the issuance, each anniversary of the issuance, and the renewal of such Letter of Credit by Bank; and

(c) Bank Expenses. All Bank Expenses incurred and invoiced to Borrower through and after the Effective Date, when due.

3	CONDITIONS OF LOANS

3.1 Conditions Precedent to Initial Credit Extension. Bank’s obligation to make the initial Credit Extension is subject to the condition precedent that Borrower shall consent to or shall have delivered, in form and substance satisfactory to Bank, such documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate and request, including, without limitation:

(a) duly executed original signatures to the Loan Documents dated as of the Effective Date to which it is a party;

(b) duly executed original signatures to the Control Agreement[s];

(c) its Operating Documents and a good standing certificate of Borrower certified by the Secretary of State of the State of Delaware as of a date no earlier than thirty (30) days prior to the Effective Date;

(d) duly executed original signatures to the completed Borrowing Resolutions for Borrower;

(e) certified copies, dated as of a recent date, of financing statement searches, as Bank shall reasonably request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension, will be terminated or released;

(f) the Perfection Certificate executed by Borrower, together with the duly executed original signature thereto;

(g) a legal opinion of Borrower’s counsel dated as of the Effective Date together with the duly executed original signatures thereto;

(h) evidence satisfactory to Bank that the insurance policies required by Section 6.5 hereof are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Bank;

(i) the completion of the Initial Audit with results satisfactory to Bank in its sole and absolute discretion; and

(j) payment of the fees and Bank Expenses then due as specified in Section 2.4 hereof.

3.2 Conditions Precedent to all Credit Extensions. Bank’s obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following:

(a) except as otherwise provided in Section 3.4, timely receipt of an executed Payment/Advance Form;

(b) the representations and warranties in Section 5 shall be true in all material respects on the date of the Payment/Advance Form and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in Section 5 are true in all material respects on the date thereof; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; and

(c) in Bank’s reasonable discretion, there has not been any material impairment in the general affairs, management, results of operation, financial condition of Borrower or the prospect of repayment of the Obligations, or there has not been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank.

3.3 Covenant to Deliver.

Borrower agrees to deliver to Bank each item required to be delivered to Bank under this Agreement as a condition to any Credit Extension. Borrower expressly agrees that a Credit Extension made prior to the receipt by Bank of any such item shall not constitute a waiver by Bank of Borrower’s obligation to deliver such item, and any such Credit Extension in the absence of a required item shall be made in Bank’s sole discretion.

3.4 Procedures for Borrowing. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance (other than Advances under Sections 2.1.2 or 2.1.4), Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 1:00 p.m. Eastern time on the Funding Date of the Advance. Together with any such electronic or facsimile notification, Borrower shall deliver to Bank by electronic mail or facsimile a completed Payment/Advance Form executed by a Responsible Officer or his or her designee. Bank may rely on any telephone notice given by a person whom Bank reasonably believes is a Responsible Officer or designee. Bank shall credit Advances to the Designated Deposit Account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due.

4	CREATION OF SECURITY INTEREST

4.1 Grant of Security Interest. Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges and collaterally assigns to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that may have superior priority to Bank’s Lien under this Agreement). If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations and at such time as Bank’s obligation to make Credit Extensions has terminated, Bank shall, at Borrower’s sole cost and expense, release its Liens in the Collateral and all rights therein shall revert to Borrower.

4.2 Authorization to File Financing Statements. Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code. Such financing statements may indicate the Collateral in a manner consistent with Exhibit A, or as being of an equal or lesser scope, or with greater detail, all in Bank’s discretion.

5	REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as follows:

5.1 Due Organization, Authorization; Power and Authority. Borrower and each of its Subsidiaries are duly existing and in good standing as Registered Organizations in their respective jurisdictions of formation and are qualified and licensed to do business and are in good standing in any jurisdiction in which the conduct of their business or their ownership of property requires that they be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. In connection with this Agreement, Borrower has delivered to Bank a completed certificate signed by Borrower (the “Perfection Certificate”). Borrower represents and warrants to Bank that (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate after the Effective Date to the extent permitted by one or more specific provisions in this Agreement). If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Bank of such occurrence and provide Bank with Borrower’s organizational identification number.

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification by Borrower with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could have a material adverse effect on Borrower’s business.

5.2 Collateral. Borrower has good title to, has rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens. Borrower has no deposit accounts other than the deposit accounts with Bank, the deposit accounts, if any, described in the Perfection Certificate delivered to Bank in connection herewith, or of which Borrower has given Bank notice and taken such actions as are necessary to give Bank a perfected security interest therein. The Accounts are bona fide, existing obligations of the Account Debtors.

The Collateral is not in the possession of any third party bailee (such as a warehouse) except as otherwise provided in the Perfection Certificate. Other than laptop computers and other mobile Equipment in the possession of employees, consultants or agents of Borrower, none of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate or as permitted pursuant to Section 7.2. In the event that Borrower, after the date hereof, intends to store or otherwise deliver any portion of the Collateral in excess of Fifty Thousand Dollars ($50,000.00) to a bailee, then Borrower will first receive the written consent of Bank and such bailee must execute and deliver a bailee agreement in form and substance satisfactory to Bank in its reasonable discretion. All Inventory is in all material respects of good and marketable quality, free from material defects.

Except as noted on the Perfection Certificate, Borrower is not a party to, nor is bound by, any material license or other agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with the Bank’s right to sell any Collateral.

Borrower shall provide written notice to Bank within ten (10) days of entering or becoming bound by any such license or agreement (other than over-the-counter software that is commercially available to the public). Borrower shall take such steps as Bank reasonably requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (x) all such licenses or agreements to be deemed “Collateral” and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license or agreement, whether now existing or entered into in the future, and (y) Bank to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Bank’s rights and remedies under this Agreement and the other Loan Documents.

5.3 Accounts Receivable. For any Eligible Account in any Borrowing Base Certificate, all statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing such Eligible Accounts are and shall be true and correct and all such invoices, instruments and other documents, and all of Borrower’s Books are genuine and in all respects what they purport to be. Whether or not an Event of Default has occurred and is continuing, Bank may notify any Account Debtor owing Borrower money of Bank’s security interest in such funds and verify the amount of such Eligible Account. All sales and other transactions underlying or giving rise to each Eligible Account shall comply in all material respects with all applicable laws and governmental rules and regulations. Borrower has no knowledge of any actual or imminent Insolvency Proceeding of any Account Debtor whose accounts are Eligible Accounts in any Borrowing Base Certificate. To the best of Borrower’s knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Eligible Accounts are genuine, and all such documents, instruments and agreements are legally enforceable in accordance with their terms.

5.4 Litigation. There are no actions or proceedings pending or, to the knowledge of the Responsible Officers, threatened in writing by or against Borrower or any of its Subsidiaries in which an adverse decision could reasonably be expected to have a material adverse effect on Borrower’s business or operations.

5.5 No Material Deterioration in Financial Statements. All consolidated financial statements for Borrower and its Subsidiaries delivered to Bank fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations as of the date thereof. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.6 Solvency. The fair salable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.7 Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to have a material adverse effect on its business. None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Government Authorities that are necessary to continue their respective businesses as currently conducted.

5.8 Subsidiaries; Investments. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.9 Tax Returns and Payments; Pension Contributions. Borrower has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower. Borrower may defer payment of any contested taxes, provided that Borrower (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Bank in writing of the commencement of, and any material development in, the proceedings, (c) posts bonds or takes any other steps required to prevent the governmental authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien”. Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

5.10 Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely as working capital and to fund its general business requirements and not for personal, family, household or agricultural purposes.

5.11 Full Disclosure. No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank in connection with the Loan Documents, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Bank, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading, in light of the circumstances in which they were made (it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

6	AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1 Government Compliance.

(a) Except as permitted under Section 7.3, maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could reasonably be expected to have a material adverse effect on Borrower’s business.

(b) Obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party and the grant of a security interest to Bank in all of its property. Borrower shall promptly provide copies of any such obtained Governmental Approvals to Bank.

6.2 Financial Statements, Reports, Certificates.

(a) Deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower’s and each of its Subsidiary’s operations for such month certified by a Responsible Officer and in a form reasonably acceptable to Bank; (ii) as soon as available, but no later than two hundred ten (210) days after the last day of Borrower’s fiscal year (or, by November 30, 2008, with respect to Borrower’s fiscal year ended December 31, 2007), audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank in its reasonable discretion; (iii) within five (5) days of delivery, copies of all statements, reports and notices made available to Borrower’s security holders or to any holders of Subordinated Debt; (iv) in the event that Borrower becomes subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, within five (5) days of filing, all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission or a link thereto on Borrower’s or another website on the internet; (v) a prompt report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of Two Hundred Fifty Thousand Dollars ($250,000.00) or more; (vi) annually, as soon as available, but no later than thirty (30) days after the last day of Borrower’s fiscal year, Board approved operating budgets and projections for the current fiscal year; and (vii) budgets, sales projections, operating plans and other financial information reasonably requested by Bank.

(b) Within thirty (30) days after the last day of each month, deliver to Bank a duly completed Borrowing Base Certificate signed by a Responsible Officer, with aged listings of accounts receivable and accounts payable (by invoice date).

(c) Within thirty (30) days after the last day of each month, deliver to Bank with the monthly financial statements, a duly completed Compliance Certificate signed by a Responsible Officer setting forth calculations showing compliance with the financial covenants set forth in this Agreement.

(d) Allow Bank to audit Borrower’s Collateral at Borrower’s expense. Such audits shall be conducted no more often once every twelve (12) months unless an Event of Default has occurred and is continuing. The charge for each audit shall not exceed Seven Hundred Fifty Dollars ($750.00) (or such higher amount as shall represent Bank’s then-current standard charge for the same), per person per day, plus out of pocket expenses. Notwithstanding the foregoing, no Credit Extension may be requested prior to the Initial Audit.

6.3 Inventory; Returns. Keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its Account Debtors shall follow Borrower’s customary practices as they exist at the Effective Date. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims that involve more than One Hundred Fifty Thousand Dollars ($150,000.00).

6.4 Taxes; Pensions. Timely file, and require each of its Subsidiaries to timely file, all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely file, all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and shall deliver to Bank, on reasonable demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

6.5 Insurance. Keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry and location and as Bank may reasonably request (it being acknowledged that the insurance maintained by Borrower as of the Effective Date is acceptable to Bank as of the Effective Date. Insurance policies shall be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies shall have a lender’s loss payable endorsement showing Bank as the sole loss payee and waive subrogation against Bank, and all liability policies shall show, or have endorsements showing, Bank as an additional insured. All policies (or the loss payable and additional insured endorsements) shall provide that the insurer must give Bank at least twenty (20) days notice before canceling, amending, or declining to renew its policy. At Bank’s reasonable request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy shall, at Bank’s option, be payable to Bank on account of the Obligations. Notwithstanding the foregoing, (a) so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to Two Hundred Fifty Thousand Dollars ($250,000.00) toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (i) shall be of equal or like value as the replaced or repaired Collateral and (ii) shall be deemed Collateral in which Bank has been granted a first priority security interest, and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Bank, be payable to Bank on account of the Obligations. If Borrower fails to obtain insurance as required under this Section 6.5 or to pay any amount or furnish any required proof of payment to third persons and Bank, Bank may make all or part of such payment or obtain such insurance policies required in this Section 6.5, and take any action under the policies Bank deems prudent.

6.6 Operating Accounts.

(a) Maintain all of its and all of its domestic Subsidiaries’ and parent’s operating and other deposit accounts and securities accounts with Bank and Bank’s Affiliates, provided that non-domestic Subsidiaries shall maintain all of their U.S. accounts with Bank or Bank’s Affiliates. Any Guarantor shall maintain all depository, operating and securities accounts with Bank, or SVB Securities.

(b) Provide Bank five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than Bank or Bank’s Affiliates. For each Collateral Account that Borrower or Guarantor at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Bank) at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Bank’s Lien in such

Collateral Account in accordance with the terms hereunder, which Control Agreement may not be terminated without the prior written consent of Bank. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such.

6.7 Financial Covenants. Borrower shall maintain at all times, to be tested as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries:

(a) Adjusted Quick Ratio. An Adjusted Quick Ratio of at least (i) 1.50 to 1.0 for the first two (2) months of each calendar quarter, and (ii) 1.75 to 1.0 for the third (3rd) month of each calendar quarter.

6.8 Protection of Intellectual Property Rights. Borrower shall use commercially reasonable efforts to: (a) protect, defend and maintain the validity and enforceability of its intellectual property; (b) promptly advise Bank in writing of material infringements of its intellectual property; and (c) not allow any intellectual property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Bank’s written consent.

6.9 Litigation Cooperation. From the date hereof and continuing through the termination of this Agreement, make available to Bank, without expense to Bank, Borrower and its officers, employees and agents and Borrower’s books and records, to the extent that Bank may reasonably deem them necessary to prosecute or defend any third-party suit or proceeding instituted by or against Bank with respect to any Collateral or relating to Borrower.

6.10 Further Assurances. Execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank’s Lien in the Collateral or to effect the purposes of this Agreement. Deliver to Bank, within five (5) days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to have a material effect on any of the Governmental Approvals or otherwise on the operations of Borrower or any of its Subsidiaries.

7	NEGATIVE COVENANTS

Borrower shall not do any of the following without Bank’s prior written consent:

7.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out, obsolete, or surplus Equipment; (c) in connection with Permitted Liens and Permitted Investments; and (d) of non-exclusive licenses or similar agreements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business.

7.2 Changes in Business, Management, Ownership or Business Locations. (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve; or (c) (i) have a change in management such that a Key Person ceases to hold such office with Borrower and a replacement reasonably satisfactory to Bank is not made within ninety (90) days after such Key Person’s departure from Borrower or (ii) enter into any transaction or series of related transactions in which the stockholders of Borrower who were not stockholders immediately prior to the first such transaction own more than fifty percent (50.0%) of the voting stock of Borrower immediately after giving effect to such transaction or related series of such transactions (other than by the sale of Borrower’s equity securities in a public offering or to venture capital or other institutional or strategic investors so long as Borrower identifies to Bank such investors prior to the closing of the transaction). Borrower shall not, without at least thirty (30) days prior written notice to Bank: (1) add any new offices or business locations, including warehouses (unless each such new office or business location contains less than Twenty-Five Thousand Dollars ($25,000.00) in Borrower’s assets or property), (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization.

7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5 Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, permit any Collateral not to be subject to the first priority security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s intellectual property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein.

7.6 Maintenance of Collateral Accounts. Maintain any Collateral Account except pursuant to the terms of Section 6.6(b) hereof.

7.7 Distributions; Investments. (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock, provided that (i) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) Borrower may pay dividends solely in common stock; and (iii) Borrower may repurchase the stock of former employees, directors or consultants pursuant to stock repurchase agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided that the aggregate amount of such repurchases does not exceed in the aggregate of One Hundred Thousand Dollars ($100,000.00) per fiscal year; or (b) directly or indirectly make any Investment other than Permitted Investments, or permit any of its Subsidiaries to do so.

7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to Bank.

7.10 Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

8	EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1 Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day grace period shall not apply to payments due on the Revolving Line Maturity Date or the date of acceleration pursuant to Section 9.1(a) herein). During the cure period, the failure to cure the payment default is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2 Covenant Default.

(a) Borrower fails or neglects to perform any obligation in Sections 6.2, 6.4, 6.5, 6.6, 6.7, 6.8, or 6.9, or violates any covenant in Section 7; or

(b) Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Credit Extensions shall be made during such cure period). Grace periods provided under this Section 8.2(b) shall not apply, among other things, to financial covenants or any other covenants set forth in subsection (a) above;

83 Material Adverse Change. A Material Adverse Change occurs;

8.4 Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under control of Borrower (including a Subsidiary) on deposit with Bank or any Bank Affiliate, or (ii) a notice of lien, levy, or assessment is filed against any of Borrower’s assets by any government agency, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Credit Extensions shall be made during any ten (10) day cure period; and

(b) (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting any part of its business;

8.5 Insolvency. (a) Borrower is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within forty-five (45) days (but no Credit Extensions shall be made while of any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

8.6 Other Agreements. There is a default in any agreement to which Borrower or any Guarantor is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Two Hundred Thousand Dollars ($200,000.00) or that could have a material adverse effect on Borrower’s or any Guarantor’s business;

8.7 Judgments. One or more judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000.00) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower and shall remain unsatisfied, unvacated, or unstayed for a period of ten (10) days after the entry thereof (provided that no Credit Extensions will be made prior to the satisfaction, vacation, or stay of such judgment, order, or decree);

8.8 Misrepresentations. Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.9 Subordinated Debt. A default or breach occurs under any agreement between Borrower and any creditor of Borrower that signed a subordination, intercreditor, or other similar agreement with Bank, or any creditor that has signed such an agreement with Bank breaches any terms of such agreement;

8.10 Guaranty. (a) Any guaranty of any Obligations terminates or ceases for any reason to be in full force and effect; (b) any Guarantor does not perform any obligation or covenant under any guaranty of the Obligations; (c) any circumstance described in Sections 8.3, 8.4, 8.5, 8.7, or 8.8. occurs with respect to any Guarantor, (d) the death, liquidation, winding up, or termination of existence of any Guarantor; or (e) (i) a material impairment in the perfection or priority of Bank’s Lien in the collateral provided by Guarantor or in the value of such collateral or (ii) a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations occurs with respect to any Guarantor; or

8.11 Governmental Approvals. Any Governmental Approval shall have been (a) revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term or (b) subject to any decision by a Governmental Authority that designates a hearing with respect to any applications for renewal of any of such Governmental Approval or that could result in the Governmental Authority taking any of the actions described in clause (a) above, and such decision or such revocation, rescission, suspension, modification or non-renewal (i) has, or could reasonably be expected to have, a Material Adverse Change, or (ii) adversely affects the legal qualifications of Borrower or any of its Subsidiaries to hold such Governmental Approval in any applicable jurisdiction and such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to affect the status of or legal qualifications of Borrower or any of its Subsidiaries to hold any Governmental Approval in any other jurisdiction.

9	BANK’S RIGHTS AND REMEDIES

9.1 Rights and Remedies. While an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following, to the extent not prohibited by applicable law:

(a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

(b) stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Bank;

(c) demand that Borrower (i) deposits cash with Bank in an amount equal to the aggregate amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all Letter of Credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit;

(d) terminate any FX Forward Contracts;

(e) settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Bank considers advisable, notify any Person owing Borrower money of Bank’s security interest in such funds, and verify the amount of such account;

(f) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates at a location that is reasonably convenient to Bank and Borrower. Bank may peaceably enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge by Borrower, to exercise any of Bank’s rights or remedies;

(g) apply to the Obligations then due any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

(h) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section, Borrower’s rights under all licenses and all franchise agreements inure to Bank’s benefit;

(i) place a “hold” on any account maintained by Borrower with Bank and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(j) demand and receive possession of Borrower’s Books; and

(k) exercise all rights and remedies available to Bank under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

9.2 Power of Attorney. Borrower hereby irrevocably appoints Bank as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower’s name on any checks or other forms of payment or security; (b) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Bank determines reasonable; (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Bank or a third party as the Code permits. Borrower hereby appoints Bank as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Bank’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations (other than inchoate indemnity obligations) have been satisfied in full and Bank is under no further obligation to make Credit Extensions hereunder. Bank’s foregoing appointment as Borrower’s attorney in fact and all of Bank’s rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank’s obligation to provide Credit Extensions terminates.

9.3 Protective Payments. If Borrower fails to obtain the insurance called for by Section 6.5 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document, Bank may obtain such insurance or make such payment, and all amounts so paid by Bank are Bank Expenses and immediately due and payable on demand, bearing interest at the then highest applicable rate charged by Bank, and secured by the Collateral. Bank will make reasonable efforts to provide Borrower with notice of Bank obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Bank are deemed an agreement to make similar payments in the future or Bank’s waiver of any Event of Default.

9.4 Application of Payments and Proceeds. Borrower shall have no right to specify the order or the accounts to which Bank shall allocate or apply any payments required to be made by Borrower to Bank or otherwise received by Bank under this Agreement when any such allocation or application is not specified elsewhere in this Agreement. If an Event of Default has occurred and is continuing, Bank may apply any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations in such order as Bank shall determine in its sole discretion. Any surplus shall be paid to Borrower or other Persons legally entitled thereto; Borrower shall remain liable to Bank for any deficiency. If Bank, in its good faith business judgment, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral pursuant to Section 9.1, Bank shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Bank of cash therefor.

9.5 Bank’s Liability for Collateral. So long as Bank complies with applicable law and reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Bank, Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6 No Waiver; Remedies Cumulative. Bank’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Bank thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by Bank and then is only effective for the specific instance and purpose for which it is given. Bank’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank’s exercise of one right or remedy is not an election, and Bank’s waiver of any Event of Default is not a continuing waiver. Bank’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7 Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10	NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Bank or Borrower may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	Imprivata, Inc. 10 Maguire Road Lexington, Massachusetts 02421 Attn: Mr. Jeff Kalowski Fax: (781) 694-2760 Email: jkalowski@imprivata.com

with a copy to:	Goodwin Procter LLP 53 State Street Boston, Massachusetts 02109 Attn: Mark D. Smith Fax: (617) 523-1231 Email: marksmith@goodwinprocter.com

If to Bank:	Silicon Valley Bank One Newton Executive Park, Suite 200 2221 Washington Street Newton, Massachusetts 02462 Attn: Mr. David Rodriguez Fax: (617) 969-5478 Email: DRodriguez@svb.com

with a copy to:	Riemer & Braunstein, LLP Three Center Plaza Boston, Massachusetts 02108 Attn: David A. Ephraim, Esquire Fax: (617) 880-3456 Email: DEphraim@riemerlaw.com

11	CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

Massachusetts law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Massachusetts; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12	GENERAL PROVISIONS

12.1 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Bank’s prior written consent (which may be granted or withheld in Bank’s discretion). Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights, and benefits under this Agreement and the other Loan Documents.

12.2 Indemnification. Borrower agrees to indemnify, defend and hold Bank and its directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Bank (each, an “Indemnified Person”) harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by such Indemnified Person from, following, or arising from transactions between Bank and Borrower (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct.

12.3 Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.4 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5 Correction of Loan Documents. Bank may correct patent errors and fill in any blanks in this Agreement and the other Loan Documents consistent with the agreement of the parties.

12.6 Amendments in Writing; Integration. All amendments to this Agreement must be in writing and signed by both Bank and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

12.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.8 Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied. The obligation of Borrower in Section 12.2 to indemnify Bank shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.9 Confidentiality. In handling any financial statements of Borrower or other confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use commercially reasonable efforts to obtain such prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that either: (i) is in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (ii) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

Bank may use confidential information for any purpose, including, without limitation, for the development of client databases, reporting purposes, and market analysis, so long as Bank does not disclose Borrower’s identity or the identity of any person associated with Borrower unless otherwise expressly permitted by this Agreement. The provisions of the immediately preceding sentence shall survive the termination of this Agreement

12.10 Right of Set Off. Borrower hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any Obligation of Borrower then due and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13	DEFINITIONS

13.1 Definitions. As used in this Agreement, the following terms have the following meanings:

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made.

“Adjusted Quick Ratio” is a ratio of (a) Quick Assets to (b) Current Liabilities minus Deferred Revenue.

“Advance” or “Advances” means an advance (or advances) under the Revolving Line.

“Affiliate” of any Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

“Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base minus (b) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) plus an amount equal to the Letter of Credit Reserve, minus (c) the FX Reduction Amount, minus (d) any amounts used for Cash Management Services, and minus (e) the outstanding principal balance of any Advances.

“Bank” is defined in the preamble hereof.

“Bank Expenses” are all documented audit fees and expenses and other reasonable documented out-of-pocket costs or expenses (including reasonable documented attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower.

“Board” is Borrower’s board of directors.

“Borrower” is defined in the preamble hereof.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Base” is eighty percent (80.0%) of Eligible Accounts, as determined by Bank from Borrower’s most recent Borrowing Base Certificate; provided, however, that Bank may, in consultation with Borrower, decrease the foregoing percentage in its reasonable business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

“Borrowing Base Certificate” is that certain certificate in the form attached hereto as Exhibit C.

“Borrowing Resolutions” are, with respect to any Person, those resolutions adopted by such Person’s board of directors and delivered by such Person to Bank approving the Loan Documents to which such Person is a party and the transactions contemplated thereby, together with a certificate executed by its secretary on behalf of such Person certifying that (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) that attached as Exhibit A to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute the Loan Documents on behalf of such Person, together with a sample of the true signature(s) of such Person(s), and (d) that Bank may conclusively rely on such certificate unless and until such Person shall have delivered to Bank a further certificate canceling or amending such prior certificate.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Bank is closed.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; (c) Bank’s certificates of deposit issued maturing no more than one (1) year after issue; and (d) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (c) of this definition.

“Cash Management Services” is defined in Section 2.1.4.

“Claims” are defined in Section 12.2.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the Commonwealth of Massachusetts; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Bank’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the Commonwealth of Massachusetts, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

“Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit D.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower, and Bank pursuant to which Bank obtains control (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

“Credit Extension” is any Advance, Letter of Credit, FX Forward Contract, amount utilized for Cash Management Services, or any other extension of credit by Bank for Borrower’s benefit.

“Current Liabilities” are all obligations and liabilities of Borrower to Bank, plus, without duplication, the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year.

“Default Rate” is defined in Section 2.3(b).

“Deferred Revenue” is all amounts received or invoiced in advance of performance under contracts and not yet recognized as revenue.

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Deposit Account” is Borrower’s deposit account, account number                     , maintained with Bank.

“Dollars,” “dollars” and “$” each mean lawful money of the United States.

“Effective Date” is defined in the preamble of this Agreement.

“Eligible Accounts” means Accounts which arise in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5.3. Bank reserves the right, at any time after the Effective Date, in consultation with Borrower, to adjust any of the criteria set forth below and to establish new criteria in its reasonable business judgment. Unless Bank agrees otherwise in writing, Eligible Accounts shall not include:

(a) Accounts that the Account Debtor has not paid within ninety (90) days of invoice date regardless of invoice payment period terms;

(b) Accounts owing from an Account Debtor, fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date;

(c) Accounts owing from an Account Debtor which does not have its principal place of business in the United States, Canada, or Mexico, unless agreed to by Bank in writing, in its sole discretion, on a case-by-case basis, provided, however, the aggregate amount of Advances made based upon any such Accounts approved by Bank shall not exceed, in the aggregate at any time, the lesser of (i) One Million Five Hundred Thousand Dollars ($1,500,000.00), or (ii) forty percent (40.0%) of the outstanding Advances;

(d) Accounts billed and/or payable outside of the United States, Canada, or Mexico;

(e) Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise – sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by Borrower in the ordinary course of its business;

(f) Accounts for which the Account Debtor is Borrower’s Affiliate, officer, employee, or agent;

(g) Accounts with credit balances over ninety (90) days from invoice date;

(h) Accounts owing from an Account Debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five percent (25.0%) of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing;

(i) Accounts owing from an Account Debtor which is a United States government entity or any department, agency, or instrumentality thereof unless Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended;

(j) Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a “sale guaranteed”, “sale or return”, “sale on approval”, or other terms if Account Debtor’s payment may be conditional;

(k) Accounts owing from an Account Debtor that has not been invoiced or where goods or services (other than prepaid maintenance) have not yet been rendered to the Account Debtor (sometimes called memo billings or pre-billings);

(1) Accounts subject to contractual arrangements between Borrower and an Account Debtor where payments shall be scheduled or due according to completion or fulfillment requirements where the Account Debtor has a right of offset for damages suffered as a result of Borrower’s failure to perform in accordance with the contract (sometimes called contracts accounts receivable, progress billings, milestone billings, or fulfillment contracts);

(m) Accounts owing from an Account Debtor the amount of which may be subject to withholding based on the Account Debtor’s satisfaction of Borrower’s complete performance (but only to the extent of the amount withheld; sometimes called retainage billings);

(n) Accounts subject to trust provisions, subrogation rights of a bonding company, or a statutory trust;

(o) Accounts owing from an Account Debtor that has been invoiced for goods that have not been shipped to the Account Debtor unless Bank, Borrower, and the Account Debtor have entered into an agreement acceptable to Bank in its reasonable discretion wherein the Account Debtor acknowledges that (i) it has title to and has ownership of the goods wherever located, (ii) a bona fide sale of the goods has occurred, and (iii) it owes payment for such goods in accordance with invoices from Borrower (sometimes called “bill and hold” accounts);

(p) Accounts for which the Account Debtor has not been invoiced;

(q) Accounts that represent non-trade receivables or that are derived by means other than in the ordinary course of Borrower’s business;

(r) Accounts for which Borrower has permitted Account Debtor’s payment to extend beyond ninety (90) days;

(s) Accounts subject to chargebacks or others payment deductions taken by an Account Debtor;

(t) Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

(u) Accounts for which Bank in its reasonable business judgment determines collection to be doubtful, provided that Bank shall consult with Borrower in connection with making any such determination; and

(v) other Accounts Bank deems ineligible in the exercise of its reasonable business judgment, provided that Bank shall consult with Borrower in connection with making any such determination.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“Event of Default” is defined in Section 8.

“Foreign Currency” means lawful money of a country other than the United States.

“Funding Date” is any date on which a Credit Extension is made to or on account of Borrower which shall be a Business Day.

“FX Business Day” is any day when (a) Bank’s Foreign Exchange Department is conducting its normal business and (b) the Foreign Currency being purchased or sold by Borrower is available to Bank from the entity from which Bank shall buy or sell such Foreign Currency.

“FX Forward Contract” is defined in Section 2.1.3.

“FX Reduction Amount” is defined in Section 2.1.3.

“FX Reserve” is defined in Section 2.1.3.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, any trade secret rights, including any rights to unpatented inventions, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income and other tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Guarantor” is any present or future guarantor of the Obligations.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.2.

“Initial Audit” is Bank’s inspection of Borrower’s Accounts, the Collateral, and Borrower’s Books.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“Key Person” is either of Borrower’s Chief Executive Officer or Chief Financial Officer, who are as of the Effective Date, Omar Hussain and Jeff Kalowski, respectively.

“Letter of Credit” means a standby letter of credit issued by Bank or another institution based upon an application, guarantee, indemnity or similar agreement on the part of Bank as set forth in Section 2.1.2.

“Letter of Credit Application” is defined in Section 2.1.2(a).

“Letter of Credit Reserve” has the meaning set forth in Section 2.1.2(d).

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Loan Documents” are, collectively, this Agreement, the Perfection Certificate, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower any Guarantor and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.

“Material Adverse Change” is (a) a material impairment in the perfection or priority of Bank’s Lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; (c) a material impairment of the prospect of repayment of any portion of the Obligations when due; or (d) Bank determines, based upon information available to it and in its reasonable judgment, that there is a substantial likelihood that Borrower shall fail to comply with one or more of the financial covenants in Section 6 during the next succeeding financial reporting period.

“Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents, or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified with the Secretary of State of such Person’s state of formation on a date that is no earlier than 30 days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Payment/Advance Form” is that certain form attached hereto as Exhibit B.

“Perfection Certificate” is defined in Section 5.1.

“Permitted Indebtedness” is:

(a) Borrower’s Indebtedness to Bank under this Agreement and the other Loan Documents;

(b) Indebtedness existing on the Effective Date and shown on the Perfection Certificate;

(c) Subordinated Debt;

(d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business; and

(f) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (e) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a) Investments shown on the Perfection Certificate and existing on the Effective Date; and

(b) Cash Equivalents;

(c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower’s business;

(d) Investments consisting of deposit accounts in which Bank has a perfected security interest;

(e) Investments accepted in connection with Transfers permitted by Section 7.1;

(f) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by the Board;

(g) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business;

(h) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions to, customers and suppliers who are not Affiliates, in the ordinary course of Borrower’s business; provided that this paragraph (h) shall not apply to Investments of Borrower in any Subsidiary; and

(i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any state maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc., (iii) Bank’s deposit and securities accounts and certificates of deposit issued maturing no more than 1 year after issue, (iv) any other investments administered through Bank, and (v) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower’s business.

“Permitted Liens” are:

(a) Liens existing on the Effective Date and shown on the Perfection Certificate or arising under this Agreement and the other Loan Documents;

(b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on Borrower’s Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c) purchase money Liens (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than Two Hundred Fifty Thousand Dollars ($250,000.00) in the aggregate amount outstanding at any time, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment; and

(d) Leases or subleases and non-exclusive licenses or sublicenses or similar rights granted in the ordinary course of Borrower’s business, if the leases, subleases, licenses and sublicenses do not prohibit granting Bank a security interest;

(e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (d), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

(f) statutory Liens securing claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other Persons imposed without action of such parties, provided, they have no priority over any of Bank’s Liens and the aggregate amount of such Liens does not at any time exceed Twenty-Five Thousand Dollars ($25,000.00);

(g) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business, provided, they have no priority over any of Bank’s Liens and the aggregate amount of the Indebtedness secured by such Liens does not at any time exceed Twenty-Five Thousand Dollars ($25,000.00);

(h) Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.4 and 8.7; and

(i) Liens in favor of other financial institutions arising in connection with Borrower’s deposit and/or securities accounts held at such institutions, provided that Bank has a perfected security interest in the amounts held in such deposit and/or securities accounts.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Prime Rate” is Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate.

“Quick Assets” is, on any date, Borrower’s unrestricted cash maintained at Bank and net billed accounts receivable, determined according to GAAP.

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

“Revolving Line” is an Advance or Advances in an amount equal to Four Million Dollars ($4,000,000.00).

“Revolving Line Maturity Date” is January 29, 2010.

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Settlement Date” is defined in Section 2.1.3.

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Bank (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Bank entered into between Bank and the other creditor), on terms acceptable to Bank.

“Subsidiary” means, with respect to any Person, any Person of which more than fifty percent (50.0%) of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled directly or indirectly by such Person or one or more Affiliates of such Person.

“Total Liabilities” is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness, and current portion of Subordinated Debt permitted by Bank to be paid by Borrower, but excluding all other Subordinated Debt or preferred equity securities.

“Transfer” is defined in Section 7.1.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the Effective Date.

BORROWER:

IMPRIVATA, INC.

By
Name:	JEFFREY A. KALOWSKI
Title:	CFO

BANK:

SILICON VALLEY BANK

By
Name:	PHILIP T. SILVIA III
Title:	VP

1

EXHIBIT A – COLLATERAL DESCRIPTION

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include any of the following, whether now owned or hereafter acquired, any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing; provided, however, the Collateral shall include all Accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing.

Pursuant to the terms of a certain negative pledge arrangement with Bank, Borrower has agreed not to encumber any of its copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, without Bank’s prior written consent.

1

EXHIBIT B – LOAN PAYMENT/ADVANCE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS 1 P.M. E.S.T.*

Fax To:	Date:
LOAN PAYMENT:
IMPRIVATA. INC.

From Account #	To Account #
(Deposit Account #)	(Loan Account #)
Principal $	and/or Interest $

Authorized Signature:	Phone Number:
Print Name/Title:

LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #	To Account #
(Loan Account #)	(Deposit Account #)

Amount of Advance $

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:	Phone Number:
Print Name/Title:

OUTGOING WIRE REQUEST:
Complete only if all or a portion of funds from the loan advance above is to be wired.
Deadline for same day processing is 1 p.m., E.S.T.

Beneficiary Name:	Amount of Wire: $
Beneficiary Bank:	Account Number:
City and State:

Beneficiary Bank Transit (ABA) #:	Beneficiary Bank Code (Swift, Sort, Chip, etc.):
(For International Wire Only)

Intermediary Bank:	Transit (ABA) #:
For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature:	2nd Signature (if required):
Print Name/Title:	Print Name/Title:
Telephone #:	Telephone #:

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EXHIBIT C – BORROWING BASE CERTIFICATE

Borrower: Imprivata, Inc.
Lender: Silicon Valley Bank
Commitment Amount: $4,000,000.00

ACCOUNTS RECEIVABLE
1.	Accounts Receivable (invoiced) Book Value as of	$
2.	Additions (please explain on reverse)	$
3.	TOTAL ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Balance of 50% over 90 day accounts	$
6.	Foreign Accounts	$
7.	Foreign Invoiced Accounts not approved by Bank	$
8.	Contra/Customer Deposit Accounts	$
9.	Intercompany/Employee Accounts	$
10.	Credit balances over 90 days	$
11.	Concentration Limits	$
12.	U.S. Governmental Accounts	$
13.	Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$
14.	Accounts with Progress/Milestone/Pre-billings; Contract Accounts	$
15.	Accounts for Retainage Billings	$
16.	Trust Accounts	$
17.	Bill and Hold Accounts	$
18.	Unbilled Accounts	$
19.	Non-Trade Accounts	$
20.	Accounts with Extended Term Invoices	$
21.	Accounts subject to Chargebacks	$
22.	Disputed Accounts	$
23.	Other (please explain on reverse)	$
24.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
25.	Eligible Accounts (#3 minus #24)	$
26.	ELIGIBLE AMOUNT OF ACCOUNTS (80% of #25)	$

BALANCES
27.	Maximum Loan Amount	$
28.	Total Funds Available (Lesser of #27 or #26)	$
29.	Present balance owing on Line of Credit	$
30.	Outstanding under Sublimits	$
31.	RESERVE POSITION (#28 minus #29 and #30)	$

[Continued on following page.]

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The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

BANK USE ONLY
COMMENTS:		Received by:
AUTHORIZED SIGNER
Date:
By:		Verified:
	Authorized Signer	AUTHORIZED SIGNER
Date:		Date:
		Compliance Status:	Yes No

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EXHIBIT D - COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	IMPRIVATA, INC.

The undersigned authorized officer of IMPRIVATA, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”), (1) Borrower is in compliance for the period ending                     with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited)	FYE within 210 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate (with A/R & A/P Agings and a deferred revenue report)	Monthly within 30 days	Yes No
Operating Budgets and Projections	FYE within 30 days	Yes No

Financial Covenant	Required	Actual	Complies

Maintain at all times, to be tested on a monthly basis:

Adjusted Quick Ratio	:1.0*	:1.0	Yes No

*	As set forth in Section 6.7(a).

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The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

IMPRIVATA, INC.	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER
Name:	Date:
Title:
Verified:
AUTHORIZED SIGNER
Date:

Compliance Status:	Yes No

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Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern.

Dated:

I.	Adjusted Quick Ratio (Section 6.7(a))

Required:	See Section 6.7(a) of the Agreement
Actual:	:1.00

A.	Aggregate value of the unrestricted cash of Borrower and its Subsidiaries at Bank	$

B.	Aggregate value of the net billed accounts receivable of Borrower and its Subsidiaries	$

C.	Quick Assets (the sum of lines A and B)	$

D.	Aggregate value of Obligations to Bank	$

E.

Aggregate value of liabilities that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet (including all Indebtedness) that mature within one (1) year and current portion of Subordinated Debt permitted by Bank to be paid by Borrower

$

F.	Current Liabilities (the sum of lines D and E)	$

G	Deferred Revenue	$

H	Line F minus line G	$

I.	Adjusted Quick Ratio (line C divided by line H)

Is line I equal to or greater than 1.75:1.00?

No, not in compliance	Yes, in compliance

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SECURITIES ACCOUNT CONTROL AGREEMENT

Account Number(s)/Title(s):
Customer:	Imprivata, Inc.
Creditor:	Silicon Valley Bank
Date:	January 30, 2009

This Securities Account Control Agreement entered into as of the above date (this “Agreement”) is by and among SVB Securities (“SVBS”), Ridge Clearing & Outsourcing Solutions, Inc. (“RIDGE” or “Clearing Broker”), the Customer identified above (“Customer”), and the Creditor identified above (“Creditor”).

RECITALS

A.	Customer has established a securities account or securities accounts (“Account”) with SVBS pursuant to a SVB Securities Client Agreement (the “Client Agreement”) which Account is carried for SVBS by Ridge. The account number and title for the Account are identified above. SVBS acts as the introducing broker with respect to the Account. RIDGE acts as SVBS’s clearing broker with respect to transactions in the Account and as carrying broker with respect to the Account, as described in the NYSE Rule 382 letter (regarding the allocation of responsibilities between SVBS and Clearing Broker) previously sent to Customer. SVBS and Clearing Broker are securities intermediaries pursuant to Division 8 of the California Uniform Commercial Code (the “CUCC”). Customer maintains in the Account securities, financial assets, and other investment property as defined under Divisions 8 and 9 of the CUCC (collectively, the “Securities”).

B.	Pursuant to a security agreement or similar agreement (the “Security Agreement”), Customer has granted to Creditor a security interest in certain personal property of Customer, including without limitation (i) the Account; (ii) the Securities, (iii) all dividends and distributions, whether payable in cash, securities, or other property, in respect of the Securities, (iv) all of Customer’s rights with respect to the Securities and Account, and (iv) all products, proceeds and revenues of and from any of the foregoing personal property in sections (i) through (iv) (collectively, the “Collateral”).

C.	SVBS, Clearing Broker, Customer and Creditor are entering into this Agreement to perfect Creditor’s security interest in the Collateral by means of control pursuant to Division 8 of the CUCC.

AGREEMENT

The parties hereto hereby agree as follows:

1.	Defined Terms. All terms used in this Agreement which are defined in the CUCC but are not otherwise defined herein shall have the meanings assigned to such terms in the CUCC, as in effect as of the date of this Agreement. While in the Account, all property credited to the Securities will be treated as financial assets under Division 8 of the CUCC. By this Agreement, Customer provides Creditor “control” over the Account for purposes of perfecting Creditor’s security interest in the Collateral pursuant to Divisions 8 and 9 of the CUCC.

2.	The Account. SVBS and Clearing Broker confirm that the Account, identified in the books of SVBS and Gearing Broker in the name of Customer, has been established with SVBS and is carried by Clearing Broker.

3.	Acknowledgement of Security Interest. SVBS and Clearing Broker hereby acknowledge the security interest granted in the Collateral to Creditor by Customer. Creditor hereby acknowledges the security interest granted in the Collateral to SVBS and Clearing Broker by Customer pursuant to the Client Agreement.

[ILLEGIBLE]

4.	Other Control Agreements. SVBS represents and warrants that, other than any account control agreement listed in this Section 4, SVBS and Clearing Broker have executed no other account control agreement with any other party, and neither SVBS nor Clearing Broker is presently obligated to accept any entitlement order from any person other than the Customer with respect to the Collateral. [The following is to be completed and initialed by SVBS.]

☐	No other account control agreement has been executed. [SVBS initial]

☐	The following account control agreement(s) has (have) been executed.

[SVBS initial]

5.	Future Control Agreements. Customer covenants and agrees that it will not enter an account control agreement with any other party without Creditor’s prior written consent. SVBS and Clearing Broker agree that they will not enter into a control agreement with any other party with respect to the Account without Creditor’s prior written consent

6.	Limitation on SVBS’s and Clearing Broker’s Rights in the Collateral. SVBS and Clearing Broker will not attempt to assert control and do not claim and will not accept any security or other interest in any part of the Collateral, and SVBS and Clearing Broker will not exercise, enforce or attempt to enforce on their own behalves any right of setoff against the Collateral, or otherwise charge or deduct from the Collateral on SVBS’s or Clearing Broker’s behalves any amount whatsoever, other than for: security interests, liens, encumbrances, claims or rights of setoff for the payment of any amounts owed by Customer to SVBS and/or Clearing Broker arising in connection with SVBS’s and Clearing Broker’s customary fees and commissions pursuant to the Client Agreement or for the payment for financial assets and securities purchased for the Account (the “Account Claims”). Customer and Creditor hereby acknowledge that any security interests, liens, encumbrances, claims or rights of setoff for the payment of any amounts owed by Customer to SVBS and Clearing Broker arising in connection with the Account Claims shall at all times be prior to the rights of Creditor in the Collateral.

7.	Agreement for Control.

(a)	SVBS and Clearing Broker (upon instructions from SVBS) will comply with all entitlement orders (including requests to withdraw Collateral from the Account) originated by Customer with respect to the Collateral, or any portion of the Collateral, without further consent by Creditor until such time as SVBS receives from Creditor (in accordance with Section 12 below) a written notice to SVBS that Creditor is thereby exercising exclusive control over the Account (a “Notice of Exclusive Control”). The Notice of Exclusive Control must be in the form set forth in Exhibit A hereto. SVBS and Clearing Broker have no obligation whatsoever to confirm that Creditor is entitled to send a Notice of Exclusive Control in connection with the Account or that the Creditor’s representative who signs any Notice of Exclusive Control is authorized to do so. SVBS and Clearing Broker (upon instruction from SVBS) will, upon SVBS’s receipt of such Notice of Exclusive Control, proceed in accordance with the remainder of this Section 7 even if Creditor’s instructions are contrary to any instructions or demands that Customer may give to SVBS or Clearing Broker. After SVBS receives a Notice of Exclusive Control and has had reasonable opportunity to comply with it, but no later than two (2) Business Days (“Business Days” means days which SVBS is open to the public for business and are measured in 24 hour increments) after receipt of the Notice of Exclusive Control (in accordance with Section 12 below), the parties agree that SVBS and Clearing Broker (upon instructions from SVBS) will: (i) cease complying with entitlement orders or other directions concerning the Account and Collateral that are originated by Customer or its representatives until such time as SVBS receives a written notice from Creditor rescinding the Notice of Exclusive Control; and (ii) comply with the entitlement orders and instructions provided to SVBS by Creditor without further consent of Customer and without investigating: the reason for any action taken by Creditor; the amount of any obligations of Customer to Creditor; the validity of any of Creditor’s agreements with Customer, or the existence of any defaults under such agreements.

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[ILLEGIBLE]

(b)	Notwithstanding the foregoing, Creditor agrees that upon receipt of Creditor’s Notice of Exclusive Control, SVBS and Gearing Broker may take all steps necessary to satisfy or settle any Account Claims, may respond as required pursuant to the terms of any other account control agreement listed in Section 4 hereof with respect to which SVBS believes it previously received a notice of exclusive control or similar notice, and may respond as required by law to any court or government order, writ or other legal process received by SVBS or Clearing Broker. Creditor also agrees that, before SVBS’s receipt of Creditor’s Notice of Exclusive Control, SVBS and Clearing Broker may be required to and may respond to (i) notices of exclusive control or similar notices sent to SVBS by other parties (but only to the extent that other account control agreements to which such notices of exclusive control or other similar notices relate are listed in Section 4 hereof or have been subsequently consented to in accordance with Section 5 hereof) and (ii) a writ or other similar legal process served on SVBS or Clearing Broker in connection with the Account and Collateral. SVBS agrees to use good faith efforts to promptly notify Creditor if any other party delivers to SVBS a notice of exclusive control. SVBS and Clearing Broker agree to use good faith efforts to promptly notify Creditor if any party other than Creditor or SVBS asserts a claim against the Collateral by means of a writ or other similar legal process, but failure to provide such notice docs not constitute a breach of this Agreement. Customer expressly agrees that SVBS, Clearing Broker and Creditor may act in accordance with the terms of this Section 7.

8.	Customer Waiver and Authorization. Customer hereby waives any rights that Customer may have under the Client Agreement to the extent such rights are inconsistent with the provisions of this Agreement, and hereby authorizes SVBS and Clearing Broker to comply with all instructions and entitlement orders delivered by Creditor to SVBS in accordance with the terms of this Agreement.

9.	Amendments to and Termination of Client Agreement. SVBS, Clearing Broker and Customer shall not amend, supplement or otherwise modify the Client Agreement insofar as it pertains to the Collateral without prior written notice to Creditor. Customer may not terminate the Client Agreement insofar as it pertains to the Collateral without consent of Creditor. SVBS and Clearing Broker agree to use good faith efforts to notify Creditor if SVBS or Clearing Broker terminate the Client Agreement, but SVBS’s or Clearing Broker’s failure to notify Creditor shall not be a breach of this Agreement.

10.	Termination of this Agreement. Creditor may terminate this Agreement by giving SVBS and Customer written notice of termination; provided that, by giving such notice, Creditor hereby acknowledges that it will thereby be confirming that, as of the termination date, it will no longer have a perfected security interest in the Collateral to the extent such perfection is by control via this Agreement, although Creditor may continue to have a perfected security interest in the Collateral by other means. SVBS and Clearing Broker may terminate this Agreement by giving Creditor and Customer 30 days’ prior written notice of termination (unless a shorter notice period is mandated by applicable law). Customer may only terminate this Agreement with the written consent of Creditor, provided that, by giving such notice with Creditor’s written consent, both Customer and Creditor acknowledge that they will thereby be confirming that, as of the termination date, Creditor will no longer have a perfected security interest in the Collateral to the extent such perfection is by control via this Agreement, although Creditor may continue to have a perfected security interest in the Collateral by other means.

11.	Delivery of Account Statements. SVBS and Clearing Broker are hereby authorized by Customer and agree to send to Creditor at its address for notices set forth below Creditor’s signature block at the end of this Agreement, concurrently with the sending thereof to Customer, duplicate copies of any and all monthly statements or reports issued or sent to Customer with respect to the Account. Until this Agreement is terminated, Customer authorizes SVBS and Clearing Broker to disclose to Creditor at Creditor’s request any information concerning the Account and the Securities therein, including but not limited to the identity of any other party with which Customer, SVBS, and Clearing Broker have executed account control agreements or similar agreements with respect to the Account.

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12.	Notices.

(a)	Any notice, other than a Notice of Exclusive Control, or other communication provided for or allowed hereunder shall be in writing and shall be considered to have been validly given (i) when actually received by the recipient at the address or facsimile number, if delivered personally (whether by messenger, air courier service or otherwise) or sent by facsimile to the address or facsimile number identified below the signature of the applicable party’s signature below and addressed to the addressee identified below the signature of the applicable party’s signature below; or (ii) 72 hours after being deposited in the United States mail, registered or certified, postage prepaid, return receipt requested, if sent to the address and addressee as set forth below the signature of the applicable party hereto. The addresses and facsimile numbers to which notices or other communications are to be given (including, without limitation, statements delivered pursuant to Section 11 above and a Notice of Exclusive Control delivered pursuant to Section 7 above) may be changed from time to time by notice served as provided herein.

(b)	A Notice of Exclusive Control shall be in writing, must be in the form set forth in Exhibit A hereto, must be delivered to the address listed below SVBS’s signature block at the end of this Agreement (subject to the last sentence of Section 12(a) above), must be delivered to SVBS via hand delivery, messenger, overnight delivery or facsimile and shall be considered to have been validly given when actually received, except that a facsimile will be considered to have been validly given only when acknowledged in writing by SVBS (SVBS agrees that it will use its good faith effort to promptly acknowledge receipt of such facsimile). If Creditor does not deliver the Notice of Exclusive Control as set forth in this Section 12 or to the address listed below SVBS’s signature block at the end of this Agreement (subject to the last sentence of Section 12(a) above), Creditor (i) acknowledges that SVBS may not be able to respond to a Notice of Exclusive Control pursuant to Section 7 above, and (ii) agrees that neither SVBS nor Clearing Broker will be held liable for any failure to respond to a Notice of Exclusive Control.

13.	Unpaid Account Claims. Before Creditor exercises exclusive control over the Account, SVBS and/or Clearing Broker may, in the ordinary course of business, debit from the Account any unpaid Account Claims. After Creditor exercises exclusive control over the Account, if (a) funds are not available in the Account to pay SVBS and/or Clearing Broker for any Account Claims, and (b) Customer fails to pay such Account Claims within fifteen (15) Business Days of SVBS’s and/or Clearing Broker’s written demand therefor. Creditor will pay to SVBS and/or Clearing Broker, within ten (10) Business Days of a written demand by SVBS and/or Clearing Broker, any amounts owed for an Account Claim and that is not paid in full by Customer up to the amount of the proceeds received by Creditor from the Account.

14.	Indemnification and Hold Harmless of SVBS and Clearing Broker by Customer and Creditor.

(a)	Customer hereby agrees to indemnify and hold harmless SVBS and Clearing Broker, and their respective affiliates and their respective directors, officers, agents and employees (each, an “Indemnified Person”) against any and all claims, causes of action, liabilities, lawsuits, demands and damages (each, a “Claim”), including without limitation, any and all court costs and reasonable attorneys’ fees, asserted by Creditor or any other party, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, including any Claims arising as a result of SVBS’s and Clearing Broker’s adherence (or alleged failure of adherence) to the foregoing instructions including, without limitation, Claims that allegedly result from SVBS’s and/or Clearing Broker’s ceasing, based on this Agreement, to permit withdrawals of or from the Collateral or resulting from SVBS’s and/or Clearing Broker’s paying over or delivering all or any part of the Collateral pursuant to the directions of Creditor; provided that no Indemnified Person shall be entitled to be indemnified to the extent that such Claims arise from the Indemnified Person’s own gross negligence or willful misconduct.

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[ILLEGIBLE]

(b)	To the extent that an Indemnified Person is not promptly indemnified by Customer, Creditor hereby agrees to indemnify and hold harmless such Indemnified Person against any and all Claims, including without limitation, any and all court costs and reasonable attorneys’ fees, asserted by Customer or any other party, arising directly out of SVBS’s and/or Clearing Broker’s adherence to Creditor’s instructions in its Notice of Exclusive Control, including, without limitation, any Claim that arises directly out of SVBS’s and/or Clearing Broker’s ceasing, based on this Agreement, to permit withdrawals of or from the Collateral or resulting from SVBS’s and/or Clearing Broker’s paying over or delivering all or any part of the Collateral pursuant to Creditor’s instructions in its Notice of Exclusive Control; provided that no Indemnified Person shall be entitled to be indemnified to the extent that such Claims arise from the Indemnified Person’s own gross negligence or willful misconduct. Creditor agrees that it will not hold Indemnified Persons liable for any Claim arising out of or relating to any Indemnified Person’s performance or failure of performance under this Agreement other than those Claims that result directly from the acts or omissions of the Indemnified Person which are deemed gross negligence or willful misconduct by a civil court or other similar judicial body.

(c)	Customer and Creditor agree that (i) SVBS and/or Clearing Broker shall not be liable for delays or errors occurring by reason of circumstances beyond the control of SVBS and/or Clearing Broker, including, without limitation, acts of civil, military, or banking authorities, national emergencies, market disorder, labor difficulties, fire, flood or other catastrophes, acts of God, terrorism, insurrection, war, riots, failure of transportation or equipment, or failure of vendors, communication or power supply; (ii) Clearing Broker shall have no responsibility or liability under this Agreement to any party for any acts or omissions by SVBS, its officers, employees, or agents; and (iii) SVBS shall have no responsibility or liability under this Agreement to any party for any acts or omissions by Clearing Broker, its officers, employees, or agents.

15.	Responsibility of SVBS, Clearing Broker and Creditor. This Agreement does not create any obligation or duty on the part of SVBS, Clearing Broker or Creditor other than those expressly set forth herein.

16.	No Waiver. Any forbearance or failure or delay by SVBS, Clearing Broker or Creditor in exercising any right hereunder shall not be deemed a waiver thereof and any single or partial exercise of any right shall not preclude the further exercise thereof.

17.	Amendments. This Agreement and all exhibits attached hereto may be amended only in writing signed by all parties hereto.

18.	Governing Law. Notwithstanding the terms of any other agreement, the parties hereto agree that this Agreement shall be governed under and in accordance with the laws of the State of California. All parties hereto each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

19.	Jury Trial Waiver. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

21.	Waiver. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR ANYWHERE ELSE, CUSTOMER AND CREDITOR EACH WAIVE AND AGREE THAT EACH SHALL NOT SEEK FROM SVBS, CLEARING BROKER OR CREDITOR UNDER ANY THEORY OF LIABILITY (INCLUDING WITHOUT LIMITATION ANY THEORY IN TORTS), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

22.

Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Customer and SVBS. between Customer and Clearing Broker, between Creditor and SVBS, or between Creditor and Clearing Broker, arising

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[ILLEGIBLE]

out of this Agreement, the prevailing party will be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled, whether or not a lawsuit is filed.

23.	No Conflict. To the extent that the terms or conditions of this Agreement are inconsistent with the Client Agreement or any other document, instrument or agreement among SVBS, Clearing Broker and Customer, the terms and conditions of this Agreement shall prevail.

24.	Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and to each party’s respective successors or heirs and personal representatives. The parties may assign this Agreement and any rights under the Agreement only if that party’s successor or assign assume all obligations under this Agreement. Customer may not assign its rights or obligations hereunder without the prior written consent of Creditor, SVBS, and Clearing Broker.

25.	Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, are one Agreement.

26.	Integration Provision. This Agreement constitutes the entire agreement among the parties with respect to Creditor’s control over the Collateral and matters specifically set forth herein, and all prior communications, whether verbal or written, between any of the parties hereto with respect to the subject matter hereof shall be of no further effect or evidentiary value.

27.	Survival. Section 13 through this Section 27, inclusive, shall survive the termination of this Agreement.

[Signature page follows.]

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[ILLEGIBLE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

CUSTOMER:		Imprivata, Inc.

By
	Name:	JEFFREY A. KALOWSKI
	Title:	CFO

	Address for Notices:	10 MAGUIRE ROAD
LEXINGTON, MA 02421

	Telephone:	781-430-2309
	Facsimile:	781-674-2760

CREDITOR:		Silicon Valley Bank

By
Name:
Title:

Address for Notices:

Telephone:
Facsimile:

SVBS:		SVB SECURITIES

By
Name:
	Title:	Operations Manager

Address for Notices:
SVB Securities 3003 Tasman Drive Mail Sort HG250 Santa Clara, CA 95054 Attn: Operations Manager Telephone: 800.303.7371 Facsimile: 408.496.2407

CLEARING BROKER:		RIDGE CLEARING & OUTSOURCING SOLUTIONS, INC.

By
Name:
Title:

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EXHIBIT A – NOTICE OF EXCLUSIVE CONTROL

To:	SVB Securities (“SVBS”)

From:		(“Creditor”)

Re:		(“Customer”)

Date:

Pursuant to the Securities Account Control Agreement dated                     (“Agreement”) entered among SVBS, Clearing Broker, Customer and Creditor, Creditor hereby notifies SVBS of Creditor’s exercise of Creditor’s rights under the Agreement and directs SVBS to cease complying with trading instructions or any entitlement orders originated by Customer or its agents.

Creditor understands and agrees that SVBS and Clearing Broker shall have no duty or obligation whatsoever of any kind or character to determine the validity of Creditor’s exercise of its rights under the Agreement or the certification above, to determine if SVBS and/or Clearing Broker is/are obligated to take further instructions from Customer, or to determine whether Creditor has a right to all or part of the Collateral. Creditor hereby agrees to indemnify and hold harmless SVBS and Clearing Broker, their respective affiliates, and their respective directors, officers, employees and agents pursuant to the terms of Section 14 of the Agreement.

Creditor agrees that upon receipt of Creditor’s Notice of Exclusive Control, SVBS and Clearing Broker may exercise their rights and remedies as permitted under the Agreement.

Creditor hereby certifies that the person executing this Notice of Exclusive Control is an officer, representative or agent of Creditor authorized to act on the behalf of Creditor and to make the representations and agreements contained in this Notice of Exclusive Control.

CREDITOR:

By:

Title:

ACKNOWLEDGED BY:		SVB SECURITIES

(for facsimile only)
By:

Name:

Title:

Date:

Time:

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[ILLEGIBLE]

Goodwin Procter LLP Counselors at Law Exchange Place Boston, MA 02109	T: 617.570.1000 F: 617.523.1231 goodwinprocter.com

February 4 2009

Silicon Valley Bank

One Newton Executive Park, Suite 200

2221 Washington Street

Newton, MA 02462

Ladies and Gentlemen:

We have acted as counsel to Imprivata, Inc., a Delaware corporation (the “Borrower”), in connection with that certain Loan and Security Agreement dated as of January 30, 2009 (the “Loan Agreement”) between the Borrower and you. We are furnishing this opinion letter to you pursuant to Section 3.1(g) of the Loan Agreement. Capitalized terms that are defined in the Loan Agreement and not otherwise defined in this opinion letter are used in this opinion letter as so defined.

We have reviewed such documents and made such examination of law as we have deemed appropriate to give the opinions expressed below. We have relied, without independent verification, on certificates of public officials and, as to matters of fact material to the opinions set forth below, on representations in the Loan Agreement and certificates of officers of the Borrower.

Our opinions regarding valid existence and good standing of the Borrower in numbered paragraph 1 are based solely on certificates of the Delaware Secretary of State and, in the case of valid existence, a review of the Borrower’s certificate of incorporation and an officer’s certificate confirming that the Borrower has taken no action looking to its dissolution.

For the purposes of our opinions in paragraphs 2 and 3 below, we have assumed that you have complied with, or are exempt from, the notice and ongoing record-keeping requirements of Massachusetts General Laws Chapter 271, Section 49(d).

The opinions set forth below arc limited to Massachusetts law, the Delaware General Corporation Law and the federal law of the United States.

Based upon the foregoing and subject to the additional qualifications set forth below, we are of the opinion that:

1. The Borrower is validly existing as a corporation and in good standing under Delaware law and has the corporate power to execute and deliver the Loan Agreement and to perform its obligations thereunder.

2. The Borrower has duly authorized, executed and delivered the Loan Agreement, and the Loan Agreement constitutes its valid and binding obligation enforceable against it in accordance with its terms.

Silicon Valley Bank

February 4, 2009

3. The execution and delivery by the Borrower of the Loan Agreement do not and the performance by it of its obligations thereunder will not violate (i) its certificate of incorporation or bylaws or (ii) the Delaware General Corporation Law or any Massachusetts or federal statute, rule or regulation.

Our opinions above are subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors and to general principles of equity.

We express no opinion as to (a) any provision providing for the payment of interest on amounts that have not been advanced by you to the Borrower or on amounts that are not outstanding, (b) any provision requiring or purporting to require the payment of interest on interest or compound interest, (c) any provision purporting to give you the right to dispose of any Collateral without giving notice to the Borrower, (d) any provision permitting service of process by any method not provided for under applicable statute or court rule and (e) waivers of, or limitations on, claims, causes of action, defenses and counterclaims that may be unenforceable under applicable law or contrary to public policy.

This opinion letter and the opinions it contains shall be interpreted in accordance with the Legal Opinion Principles issued by the Committee on Legal Opinions of the American Bar Association’s Business Law Section as published in 53 Business Lawyer 831 (May 1998).

This opinion letter is being furnished only to you for your use solely in connection with the Loan Agreement, and neither it nor the opinions it contains may be relied on without our prior written consent for any other purpose or by anyone else other than your assignees permitted by the Loan Agreement.

Very truly yours,

GOODWIN PROCTER LLP

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Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT “IMPRIVATA, INC.” IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE NOT HAVING BEEN CANCELLED OR DISSOLVED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND IS DULY AUTHORIZED TO TRANSACT BUSINESS.

THE FOLLOWING DOCUMENTS HAVE BEEN FILED:

CERTIFICATE OF INCORPORATION, FILED THE SEVENTH DAY OF MAY, A.D. 2001, AT 12 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE FOURTEENTH DAY OF FEBRUARY, A.D. 2002, AT 12:30 O’CLOCK P.M.

RESTATED CERTIFICATE, FILED THE TWENTY-FIRST DAY OF FEBRUARY, A.D. 2002, AT 1:45 O’CLOCK P.M.

RESTATED CERTIFICATE, FILED THE TWENTY-FIFTH DAY OF JUNE, A.D. 2004, AT 10:10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SEVENTH DAY OF APRIL, A.D. 2005, AT 3:21 O’CLOCK P.M.

RESTATED CERTIFICATE, FILED THE EIGHTEENTH DAY OF JANUARY, A.D. 2006, AT 10:11 O’CLOCK A.M.

RESTATED CERTIFICATE, FILED THE ELEVENTH DAY OF DECEMBER,

	Jeffrey W. Bullock, Secretary of State
3371187 8310	AUTHENTICATION:	7118632
090103544	DATE:	02-04-09
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware	PAGE 2
The First State

A.D. 2007, AT 10:34 O’CLOCK A.M.

CERTIFICATE OF CORRECTION, FILED THE TWENTIETH DAY OF DECEMBER, A.D. 2007, AT 11:52 O’CLOCK A.M.

CERTIFICATE OF CORRECTION, FILED THE THIRD DAY OF JANUARY, A.D. 2008, AT 1:30 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, “IMPRIVATA, INC.”.

AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.

	Jeffrey W. Bullock, Secretary of State
3371187 8310	AUTHENTICATION:	7118632
090103544	DATE:	02-04-09
You may verify this certificate online at corp.delaware.gov/authver.shtml

William Francis Galvin Secretary of the Commonwealth	The Commonwealth of Massachusetts Secretary of the Commonwealth State House, Boston, Massachusetts 02133

February 4, 2009

To Whom It May Concern:

I hereby certify that the records of this office show that

IMPRIVATA, INC.

a corporation organized under the laws of Delaware on May 7, 2001 was qualified to do business in this Commonwealth on February 25, 2002 under the provisions of the General Laws, and I further certify that said corporation is still qualified to do business in this Commonwealth.

I also certify that said corporation is not delinquent in the filing of any annual reports required to date.

Processed By crm	In testimony of which, I have hereunto affixed the Great Seal of the Commonwealth on the date first above written.

Secretary of the Commonwealth

SECRETARY’S CORPORATE BORROWING CERTIFICATE

BORROWER:	Imprivata, Inc.	DATE: January 30, 2009
BANK:	Silicon Valley Bank

I hereby certify as follows, as of the date set forth above:

1. I am the Secretary of the Borrower.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation duly organized, existing and in good standing under the laws of the State of Delaware.

3. Attached as Exhibit A hereto is a true, correct and complete copy of Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above. Such Certificate of Incorporation has not been amended, annulled, rescinded, revoked or supplemented, and remains in full force and effect as of the date hereof.

4. Attached as Exhibit B hereto is a true, correct and complete copy of Borrower’s By-Laws (including amendments). Such By-Laws have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

5. The persons named below are now and have been duly qualified and acting officers of the Borrower, duly elected to the office as set forth opposite their respective names and the signatures set forth opposite their respective names and offices are their respective genuine signatures:

Name	Title	Signature

JEFFREY A. KALOWSKI	CFO

OMAR HUSSAIN	CEO

JAMES HALL	VP FINANCE

6. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation of same from Borrower.

BE IT RESOLVED, that any one (1) of the above named officers or employees of Borrower, acting for and on behalf of Borrower, are authorized and empowered:

Borrow Money. To borrow from time to time from Silicon Valley Bank (“Bank”), on such terms as may be agreed upon between the officers of Borrower and Bank, such sum or sums of money as in their judgment should be borrowed.

Execute Loan Documents. To execute and deliver to Bank the loan documents of Borrower at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of Borrower to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the loan documents, or any portion of the loan documents.

Grant Security. To grant a security interest to Bank in any of Borrower’s assets, which security interest shall secure all of Borrower’s obligations to Bank

Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to Borrower or in which Borrower may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of Borrower with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Letters of Credit. To execute letter of credit applications and other related documents pertaining to Bank’s issuance of letters of credit.

Foreign Exchange Contracts. To execute and deliver foreign exchange contracts, either spot or forward, from time to time, in such amount as, in the judgment of the officer or officers herein authorized.

Issue Warrants. To issue warrants to purchase Borrower’s capital stock, for such class, series and number, and on such terms, as an officer of Borrower shall deem appropriate. Upon such issuance the requisite number of shares of Borrower’s capital stock will be automatically reserved for the exercise of such Warrants.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these resolutions shall remain in full force and effect and Bank may rely on these resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of Borrower’s agreements or commitments in effect at the time notice is given.

IN WITNESS WHEREOF, I have executed this Certificate on behalf of the Borrower in my capacity as Secretary as of the 30th day of January, 2009.

CERTIFIED TO AND ATTESTED BY:

By:

Name:	JEFFREY A. KALOWSKI
Title:	Secretary

*	If the Secretary executing above is designated by the resolutions set forth above as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the VP FINANCE of Borrower, hereby certify as to paragraphs 1 through 6 above, as of the date set forth above.
[print title]

By:

Name:	JAMES HALL
Title:	VP FINANCE

Exhibit A

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS FILED FROM AND INCLUDING THE RESTATED CERTIFICATE OR A MERGER WITH A RESTATED CERTIFICATE ATTACHED OF “IMPRIVATA, INC.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

RESTATED CERTIFICATE, FILED THE ELEVENTH DAY OF DECEMBER, A.D. 2007, AT 10:34 O’CLOCK A.M.

CERTIFICATE OF CORRECTION, FILED THE TWENTIETH DAY OF DECEMBER, A.D. 2007, AT 11:52 O’CLOCK A.M.

CERTIFICATE OF CORRECTION, FILED THE THIRD DAY OF JANUARY, A.D. 2008, AT 1:30 O’CLOCK P.M.

	Jeffrey W. Bullock, Secretary of State
3371187 8100X	AUTHENTICATION:	7118633
090103544	DATE:	02-04-09
You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 11:15 AM 12/11/2007 FILED 10:34 AM 12/11/2007 SBV 071305713 - 3371187 FILE

FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

IMPRIVATA, INC

Imprivata, Inc., a corporation organized and existing under and the laws of the state of Delaware, hereby certifies as follows:

1. This Corporation’s original Certificate of Incorporation was filed with the Secretary of State of Delaware on May 7, 2001 and amended on February 14, 2002, February 21, 2002, June 25, 2004, April 27, 2005 and January 18, 2006.

2. This Fourth Amended and Restated Certificate of Incorporation has been duly adopted by this Corporation’s Board of Directors and stockholders in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

3. The Certificate of Incorporation of this Corporation, as previously amended, is hereby further amended and restated to read in full as follows:

FIRST: The name of the Corporation is Imprivata, Inc.

SECOND: The address of the Corporation’s registered office in the State Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue shall be 49,956,426 shares consisting solely of: (i) 20,956,426 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”), which shall consist of 11,200,158 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”), 5,438,478 shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”), and 4,317,790 shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”), and (ii) 29,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”).

A description of the respective classes of stock and a statement of the designations, preferences, voting powers, relative, participating, optional or other special rights and privileges and the qualifications, limitations and restrictions of the Preferred Stock and the Common Stock are as follows:

A. Common Stock.

1. Relative Rights of Preferred Stock and Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations or restrictions, of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to the shares of the Preferred Stock.

2. Voting Rights. Except as otherwise required by law or this Amended and Restated Certificate of Incorporation, the holders of Common Stock will be entitled to one vote per share on all matters to be voted by the stockholders of the Corporation.

3. Increase/Decrease of Common Stock. Notwithstanding the provisions of Section 242(b)(2) of the Delaware General Corporation Law, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation, voting as a single class, with each such share being entitled to such number of votes per share as is provided in this Article FOURTH.

4. Dividends. Dividends may be paid on the Common Stock out of funds legally available therefor if, as and when determined by the Board of Directors of the Corporation subject to the restrictions of Section B(1) below.

5. Dissolution, Liquidation or Winding-Up. In the event of any dissolution, liquidation or winding-up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Amended and Restated Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them.

B. Preferred Stock.

1. Dividends. The holders of the Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which such share of Preferred Stock is then convertible) if, as and when such dividends are declared by the Board of Directors of the Corporation. Dividends may be declared and paid on Preferred Stock from funds lawfully available therefor if, as and when determined by the Board of Directors of the Corporation.

2. Liquidation, Dissolution or Winding-Up: Certain Mergers, Consolidations and Asset Sales.

(a) Payment Upon Liquidation.

(i) Preferred Stock. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the holders of

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each share of Preferred Stock shall be entitled to receive an amount, to be paid first out of the assets of the Corporation available for distribution to holders of the capital stock of all classes, equal to the greater of the following;

(1) $2.0089 per share of Series A Preferred Stock, $2.2065 per share of Series B Preferred Stock and $3.474 per share of Series C Preferred Stock (each of such amounts as adjusted for any stock split, stock dividend, combination of shares, reclassification or other similar event with respect to the applicable series of Preferred Stock) plus all declared and unpaid dividends thereon to and including the date full payment shall be tendered to the holders of Preferred Stock with respect to such Liquidation; or

(2) such amount per share of the applicable series of Preferred Stock as would have been payable had all shares of such series of Preferred Stock (and all other series of Preferred Stock that would have received a greater amount pursuant to this subparagraph) been converted to Common Stock immediately prior to such Liquidation pursuant to the provisions of Section 4.

If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Preferred Stock of all amounts distributable to them under the foregoing sentence, then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Preferred Stock on a pari passu basis in proportion to the full preferential amount each such holder is otherwise entitled to receive.

(ii) Common Stock. After such payments shall have been made in full to the holders of the Preferred Stock or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Preferred Stock so as to be available for such payments, the remaining assets available for distribution shall be distributed among the holders of the Common Stock ratably in proportion to the number of shares of Common Stock held by them.

Upon conversion of shares of Preferred Stock into shares of Common Stock pursuant to Section 4 below, the holders of such Common Stock shall not be entitled to any preferential payment or distribution in case of any Liquidation, but shall share ratably in any distribution of the assets of the Corporation to all the holders of Common Stock.

(b) Distributions Other than Cash. Whenever the distribution provided for in this Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

(c) Merger as Liquidation, etc. The holders of the Preferred Stock at the time of (i) a consolidation or merger of the Corporation into or with any other entity effected by the exchange of the Corporation’s capital stock for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (except a consolidation or merger of the Corporation in which the holders of the Corporation’s voting stock outstanding

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immediately prior to such merger or consolidation hold a majority of the voting stock of the surviving entity outstanding immediately following the merger or consolidation) or (ii) the sale or transfer by the Corporation of all or substantially all its assets (each, an “Event”) may deem such Event to be a Liquidation within the meaning of the provisions of this Section 2 by a vote of at least a majority of the then outstanding shares of all series of Preferred Stock (voting as a single class on an as converted basis) and by giving a written notice thereof to the Corporation at least three (3) days before the effective date of the Event. The amount deemed distributed to the holders of Preferred Stock upon any such Liquidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

(d) Notice and Opportunity to Exercise Conversion Rights. Notwithstanding anything to the contrary that may be inferred from the provisions of this Section 2, each holder of shares of Preferred Stock shall be entitled to receive notice from the Corporation pursuant to Section 4(j) hereof of any proposed Liquidation or Event at least ten (10) days prior to the date on which any such Liquidation or Event is scheduled to occur and, at any time prior to any such Liquidation or Event, to convert any or all of such holder’s shares of Preferred Stock into shares of Common Stock pursuant to Section 4 hereof.

3. Voting.

(a) Each holder of outstanding shares of Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Section 4 hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Section 3(b) or 3(c) below or by the provisions establishing any other series of Preferred Stock, holders of Preferred Stock shall vote together with the holders of Common Stock as a single class on all actions to be taken by the stockholders of the Corporation, including, but not limited to actions amending the Amended and Restated Certificate of Incorporation of the Corporation to increase the number of authorized shares of Common Stock.

(b) Without limiting the generality of the foregoing, and notwithstanding the provisions of Section 242(b)(2) of the Delaware General Corporation Law, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of Preferred Stock and Common Stock, voting as one class and each holder of Preferred Stock having that number of votes per share as is equal to the number of shares of Common Stock into which each such share of Preferred Stock held by such holder could be converted on the date for determination of stockholders entitled to vote on such increase or decrease. Except as expressly set forth herein, with respect to all questions as to which, under law, stockholders are entitled to vote by classes, the Preferred Stock and the Common Stock shall vote separately as single classes.

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(c) In addition to any other rights provided by law the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the then outstanding shares of Preferred Stock, voting together as a single class:

(i) amend the preferences, rights or privileges of any series of Preferred Stock;

(ii) amend or repeal any provision of, or add any provision to, the Corporation’s Amended and Restated Certificate of Incorporation or By-laws that is material or would adversely affect the preferences, rights or privileges of any series of Preferred Stock;

(iii) authorize or designate any class or series of capital stock having rights senior to or on a parity with any series of Preferred Stock as to dividends, liquidation or otherwise;

(iv) pay or declare any dividend or distribution on any shares of its capital stock (except dividends payable solely in shares of Common Stock), or apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly, through subsidiaries or otherwise, of any shares of its capital stock (except as expressly set forth herein and except for repurchases of Common Stock upon termination of employment or service pursuant to written agreements in effect on the date hereof or written agreements approved by a the Corporation’s Board of Directors;

(v) sell, lease or otherwise dispose of assets or properties constituting more than 25% of the Corporation’s net worth as of the end of the most recently ended fiscal quarter;

(vi) voluntarily liquidate or dissolve;

(vii) enter into any merger, consolidation or capital reorganization, permit any subsidiary to enter into any merger, consolidation or capital reorganization or effect any acquisition of the capital stock of another entity that results in the consolidation of that entity into the results of operations of the Corporation;

(viii) acquire all or substantially all the assets of another entity; or

(ix) incur indebtedness for borrowed funds, in a single or related series of transactions, in principal amount at any time outstanding in excess of $500,000;

(x) except for plans, arrangements or amendments approved in the manner contemplated by Section 4(d)(i)(C)(IV), create a new plan or arrangement for the grant of stock options, stock appreciation rights, restricted stock or other similar stock-based compensation, or increase the number of shares or other rights available under such existing plan or arrangement; or

(xi) fix the number of directors constituting the entire Board of Directors at other than seven.

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4. Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert. Each share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall be convertible, at the option of the holder thereof at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $2.0089, in the case of Series A Preferred Stock, $2.2065, in the case of Series B Preferred Stock and $3.474, in the case of Series C Preferred Stock, by the applicable Conversion Price (as defined below) in effect for such shares at the time of conversion. The prices at which shares of Common Stock shall be deliverable upon conversion of Preferred Stock without the payment of any additional consideration by the holder thereof (each a “Conversion Price” and collectively, the “Conversion Prices”) shall initially be $2.0089 per share in the case of Series A Preferred Stock, $2.2065 in the case of Series B Preferred Stock and $3,474 in the case of Series C Preferred Stock. The initial Conversion Prices and the rates at which shares of Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

(b) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied, in the case of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, by the then effective applicable Conversion Price.

(c) Mechanics of Conversion.

(i) In order for a holder of Preferred Stock to convert shares of Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Preferred Stock at the office of the transfer agent for the Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of Preferred Stock represented by such certificate or certificates. Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date (“Conversion Date”), and the shares of Common Stock issuable upon conversion of the shares represented by such certificate or certificates shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

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(ii) The Corporation shall at all times when any Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Preferred Stock. Before taking any action which would cause an adjustment reducing any Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of any Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

(iii) Upon any such conversion, no adjustment to the Conversion Prices shall be made for any declared but unpaid dividends on the Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

(iv) All shares of Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared but unpaid thereon. Any shares of Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Preferred Stock accordingly.

(v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

(d) Adjustments to Conversion Price for Diluting Issues:

(i) Special Definitions. For purposes of this Section 4, the following definitions shall apply:

(A) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

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(B) “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

(C) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 4(d)(iii) below, deemed to be issued) by the Corporation after the date hereof other than:

(I)	shares of Common Stock issued or issuable upon conversion of shares of Preferred Stock;

(II)	shares of Common Stock issued or issuable as a dividend or distribution on Preferred Stock;

(III)	shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Section 4(e) or 4(f) below;

(IV)	up to 4,923,041 shares (as adjusted for any stock split, stock dividend, combination of shares or the like with respect to such shares of Common Stock) of Common Stock, which number may be increased by vote of a majority of the Board of Directors, including in such majority all of the Directors designated solely by the holders of the Preferred Stock pursuant to any agreement then in effect concerning the election of directors of the Corporation (a “Majority Directors Vote”) (and any Options granted with respect thereto), including shares issued upon exercise of Options outstanding on the date hereof, issued or issuable to officers, employees or directors of, or consultants or advisors to, the Corporation or any subsidiary pursuant to a plan, agreement or arrangement in effect prior to the issuance of any Preferred Stock or a plan, agreement or arrangement (or an amendment to any plan, agreement or arrangement) which plan, agreement, arrangement or amendment is approved by a Majority Directors Vote; provided, that if an Option granted under this Section 4(d)(i)(C)(IV) shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option shall again be issuable under this Section 4(d)(i)(C)(IV), and any shares of Common Stock issued under this Section 4(d)(i)(C)(IV) that are later repurchased by the Corporation at their original purchase price shall again be issuable under this Section 4(d)(i)(C)(IV);

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(V)	shares of Common Stock (including Options or Convertible Securities and the shares of Common Stock issuable upon exercise or conversion thereof) (a) issued solely in consideration for the acquisition (whether by merger or otherwise) by the Corporation or any subsidiary of all or substantially all of the capital stock or assets of any other corporation or entity, (b) issued solely in consideration for, or in connection with, the grant by or to the Corporation of marketing rights, distribution rights, license rights or similar rights to proprietary technology, whether of the Corporation to any other entity or of any other entity to the Corporation, or (c) issued in connection with an equipment financing, line of credit or other lending arrangement; provided, however, the issuance of such shares, Options or Convertible Securities pursuant to (a), (b) and (c) above is approved by a Majority Directors Vote.

(ii) No Adjustment of Conversion Prices. No adjustment in the number of shares of Common Stock into which Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock is convertible shall be made, by adjustment of any Conversion Price: (a) unless the consideration per share (determined pursuant to Section 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price in effect immediately prior to the issue of such Additional Shares, or (b) if prior to, or after, such issuance, the Corporation receives written notice from the holders of a majority of the then outstanding shares of Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

(iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock. If the Corporation at any time or from time to time hereafter shall issue any Options or Convertible Securities (excluding Options or Convertible Securities covered by Section 4(d)(i)(C)(IV) and (V) above) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share

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(determined pursuant to Section 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(A) No further adjustment in the applicable Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, then upon the exercise, conversion or exchange thereof, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(C) Upon the termination of any Option or any right to convert or exchange any Convertible Securities as to which an adjustment in any Conversion Price pursuant to this Section 4(d)(iii) has previously been made upon the grant or issuance thereof or if such Option or Convertible Security for which the record date was fixed and as to which an adjustment in any Conversion Price pursuant to this Section 4(d)(iii) has been made was not subsequently issued on the date designated for such issuance for the record purposes, then the applicable Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued or the record date fixed;

(D) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the applicable Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised, converted or exchanged prior to such change been made upon the basis of such change; and

(E) No readjustment pursuant to clause (B), (C) or (D) above shall have the effect of increasing the applicable Conversion Price to an amount which exceeds the lower of (i) the applicable Conversion Price immediately prior to the original adjustment date, or (ii) the applicable Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

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In the event the Corporation amends the terms of any such Options or Convertible Securities so as to change the number of securities for which they are exercisable, convertible or exchangeable or the consideration payable thereunder and such amendment to the terms or change of the number of securities was not approved by a Majority Directors Vote, then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the date hereof and the provisions of this Section 4(d)(iii) shall apply.

(iv) Adjustment of Conversion Prices Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall at any time hereafter issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4(d)(iii)), without consideration or for a consideration per share less than the applicable Conversion Price in effect immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-thousandth of one cent) determined by multiplying such Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) for the purpose of this Section 4(d)(iv), all shares of Common Stock issuable upon conversion or exchange of Convertible Securities or exercise of the Options outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) the number of shares of Common Stock deemed issuable upon conversion or exchange of such outstanding Convertible Securities shall not give effect to any adjustments to the conversion or exchange price or conversion or exchange rate of such Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

(v) Determination of Consideration. For purposes of this Section 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A) Cash and Property: Such consideration shall:

(I)	insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

(II)	insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(III)	in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

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(B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

(x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(e) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the date hereof effect a subdivision of the outstanding Common Stock, the Conversion Prices then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the date hereof combine the outstanding shares of Common Stock, the Conversion Prices then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

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(f) Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time, or from time to time after the date hereof shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Prices then in effect immediately before such event shall be decreased as of the time of such issuance, by multiplying each Conversion Price then in effect by a fraction:

(1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance; and

(2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that no such adjustment shall be made to any Conversion Price if the holders of the applicable series of Preferred Stock simultaneously receive (i) a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of such series of Preferred Stock had been converted into Common Stock on the date of such event or (ii) a dividend or other distribution of shares of such series of Preferred Stock which are convertible, as of the date of such event, into such number of shares of Common Stock as is equal to the number of additional shares of Common Stock being issued with respect to each share of Common Stock in such dividend or distribution.

(g) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the date hereof shall make or issue a dividend or other distribution payable in securities of the Corporation (other than shares of Common Stock), then and in each such event provision shall be made so that the holders of each series of Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had such series of Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period; provided, however, that such provision shall only be made to the extent that the holders of such series of Preferred Stock do not simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of such series of Preferred Stock had been converted into Common Stock on the date of such event.

(h) Adjustment for Merger or Reorganization, etc. Subject to the provisions of Section 2(c), if there shall occur any reorganization, recapitalization, consolidation or merger involving the Corporation in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by paragraphs (e), (f) or (g) of this Section 4), then, following any such reorganization, recapitalization, consolidation or merger, each share of each series of Preferred Stock shall be convertible into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of such series of Preferred Stock immediately prior to such reorganization, recapitalization, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the

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holders of such series of Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Prices) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of such series of Preferred Stock.

(i) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of a Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of any applicable series of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a certificate setting forth (i) the applicable Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of such series of Preferred Stock.

(j) Notice of Record Date. In the event:

(i) the Corporation shall take a record of the holders of its Common Stock (or other stock or securities at the time issuable upon conversion of the Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(ii) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Corporation; or

(iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then, and in each such case, the Corporation will mail or cause to be mailed to the holders of the Preferred Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time issuable upon the conversion of the Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the record date or effective date for the event specified in such notice.

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5. Mandatory Conversion.

(a) Upon the closing of the sale of shares of Common Stock in an underwritten firm commitment initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the price to the public per share is at least three times the highest Conversion Price then in effect (such an offering, a “Qualified Public Offering,” and the date of such offering, the “IPO Mandatory Conversion Date”), (i) all outstanding shares of Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rates and (ii) all provisions included under the caption “Preferred Stock”, and all references to the Preferred Stock, shall be deleted and shall be of no further force or effect.

(b) Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the then effective conversion rate upon the written election of the holders of not less than 75% in voting power of the then outstanding shares of Preferred Stock to require such mandatory conversion. Such conversion shall be deemed to have occurred on the date of such written election (the “Special Conversion Date”; together with the IPO Mandatory Conversion Date, each a “Mandatory Conversion Date”).

(c) All holders of record of shares of Preferred Stock shall be given written notice of the relevant Mandatory Conversion Date and the place designated for mandatory conversion of all such Preferred Stock pursuant to this Section 5. Such notice need not be given in advance of the occurrence of the Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Preferred Stock at such holder’s address last shown on the records of the transfer agent for the Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. On the Mandatory Conversion Date, all outstanding shares of Preferred Stock shall be deemed to have been converted into shares of Common Stock, which shall be deemed to be outstanding of record, and all rights with respect to the Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for such Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Section 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

(d) All certificates evidencing shares of Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of

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Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. Such converted Preferred Stock may not be reissued, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Preferred Stock accordingly.

6. Redemption.

(a) At the written election of holders of a majority of the outstanding shares of Preferred Stock made at any time on or after December     , 2011 (the “Redemption Election”), the Corporation shall be required to redeem all, but not less than all, of the outstanding shares of Preferred Stock in three equal annual installments, upon the terms set forth in this Section 6. The first installment of such redemption (the “First Redemption Date”) shall occur on a date specified in the Redemption Election, which shall be not less than ninety (90) days after the date of the Redemption Election, and the second and third installments of such redemption shall occur on the first and second anniversaries, respectively, of the First Redemption Date. The Corporation shall redeem one-third of the outstanding shares of Preferred Stock held by each holder on the First Redemption Date, one half of the outstanding shares of Preferred Stock then held by each holder on the first anniversary thereof and the remaining shares on the second anniversary thereof. On each such redemption date, the holders shall surrender the certificate or certificates for the shares to be redeemed duly endorsed for transfer or with duly executed stock transfer powers sufficient to permit transfer attached, at the offices of the Corporation or of any transfer agent for the Preferred Stock. The Corporation shall, as soon as practicable thereafter, issue and deliver to each holder a certificate or certificates for the balance of the shares not being redeemed. The redemption price per share of Preferred Stock shall be equal to (i) $2.0089 per share of Series A Preferred Stock, $2.2065 per share of Series B Preferred Stock and $3.474 per share of Series C Preferred Stock (each of such amounts as adjusted for any stock split, stock dividend, combination of shares, reclassification or other similar event with respect to the applicable series of Preferred Stock) plus all dividends declared but unpaid on such share on the applicable redemption date (the “Redemption Amount”) plus (ii) an additional amount computed like interest payable on the Redemption Amount at the rate equal to simple interest of ten (10) percent per annum from the date of issuance of such share of Preferred Stock.

(b) Notice of redemption shall be sent by first class mail, postage prepaid, to each holder of record of the Preferred Stock, not less than thirty days nor more than sixty days prior to the First Redemption Date, at the address of such holder as it appears on the books of the Corporation. Such notice shall set forth (i) the First Redemption Date, the dates of the second and third installments of such redemption, and the place of redemption; and (ii) the number of shares to be redeemed on each date of redemption and the redemption price calculated in accordance with Section 6(a) above, on each such date. The Corporation shall be obligated to redeem the Preferred Stock on the dates and in the amounts set forth in the notice; provided, however, that any holder of Preferred Stock who is not party to a Redemption Election may convert any or all of the shares owned by such holder into Common Stock in accordance with Section 4 at any time prior to the date of redemption of such shares. The Corporation, if advised before the close of business on the relevant redemption date by written notice from any holder of record of Preferred Stock to be redeemed, shall credit against the number of shares of Preferred Stock required to be redeemed from such holder, and shall not redeem, the number of shares of Preferred Stock which shall have been converted by such holder on or before such date and which shall not previously have been credited against any redemption.

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(c) If, on or before a redemption date, the funds necessary for such redemption shall have been set aside by the Corporation and deposited with a bank or trust company, in trust for the pro rata benefit of the holders of the Preferred Stock that has been called for redemption, then, notwithstanding that any certificates for shares that have been called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding from and after such redemption date, and all rights of holders of such shares so called for redemption shall forthwith, after such redemption date, cease and terminate with respect to such shares, excepting only the right to receive the redemption funds therefor to which they are entitled. Any interest accrued on funds so deposited and unclaimed by stockholders entitled thereto shall be paid to such stockholders at the time their respective shares are redeemed or to the Corporation at the time unclaimed amounts are paid to it. In case the holders of Preferred Stock which shall have been called for redemption shall not, within two years after the final redemption date, claim the amounts so deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any funds so deposited with a bank or trust company which shall not be required for such redemption by reason of the exercise subsequent to the date of such deposit of the right of conversion of any shares or otherwise shall be returned to the Corporation forthwith.

(d) If the Corporation for any reason fails to redeem any of the shares of Preferred Stock in accordance with Section 6(a) on or prior to the redemption dates determined in accordance with this Section 6, then, the Corporation shall become obligated to pay, in addition to the redemption price specified in Section 6(a), interest on the unpaid balance of such price, which shall accrue at a rate equal to the lesser of (i) one percent (1%) per month or (ii) the maximum interest rate allowable under applicable law, until such price is paid in full.

(e) If the funds of the Corporation legally available for redemption of shares of Preferred Stock on a redemption date are insufficient to redeem the total number of shares of Preferred Stock submitted for redemption, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such shares. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available.

7. Waiver. Any of the rights of the holders of Preferred Stock set forth herein may be waived by the affirmative vote of the holders of at least a majority of the shares of Preferred Stock then outstanding.

FIFTH: The Corporation is to have perpetual existence.

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SIXTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

A. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation, but the stockholders may make additional By-laws and may alter or repeal any Bylaw whether adopted by them or otherwise.

B. Elections of directors need not be by written ballot except and to the extent provided in the Bylaws of the Corporation.

C. The number of directors which constitute the whole Board of Directors of the Corporation shall be designated as provided in the Bylaws of the Corporation.

D. Meetings of the stockholders may be held within or without the State of Delaware as the By-laws may provide. The books of the Corporation may be kept (subject to any provision contained in applicable statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

SEVENTH: A director of the Corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived any improper personal benefit, and to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as the same exists or may hereafter be amended. If the Delaware General Corporation Law is amended after the filing of this Amended and Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this Article SEVENTH shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions of such director occurring prior to such repeal or modification.

EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained herein, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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IN WITNESS WHEREOF, the Corporation has caused this Fourth Amended and Restated Certificate of Incorporation to be signed by its President as of the 11th day of December, 2007.

IMPRIVATA, INC.

By:
Omar Hussain, President

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State of Delaware Secretary of State Division of Corporations Delivered 11:57 AM 12/20/2007 FILED 11:52 AM 12/20/2007 SRV 071346691 - 3371187 FILE

CERTIFICATE OF CORRECTION

TO

FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

IMPRIVATA, INC.

Pursuant to Section 103

of the General Corporation Law of

the State of Delaware

Imprivata, Inc. (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1.	The name of the Corporation is “Imprivata, Inc.”

2.	A Fourth Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on December 11, 2007 (the “Certificate”) and that the Certificate requires correction as permitted by Section 103 of the DGCL.

3.	The reference to “December , 2007” in the first sentence of Section B.6(a) of Article FOURTH of the Certificate is inaccurate and shall be deleted and replaced with “December 11, 2007.”

[Signature Page to Follow]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Correction to be signed by its duly authorized officer this 20th day of December 2007.

IMPRIVATA, INC.

By:
Name:	Omar Hussain
Title:	President and Chief Executive Officer

[Signature Page to the Certificate of Correction]

State of Delaware Secretary of State Division of Corporations Delivered 01:30 PM 01/03/2008 FILED 01:30 PM 01/03/2008 SRV 080006470 - 3371187 FILE

CERTIFICATE OF CORRECTION

TO

CERTIFICATE OF CORRECTION

TO

FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

IMPRIVATA, INC.

Pursuant to Section 103

of the General Corporation Law of

the State of Delaware

Imprivata, Inc. (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1.	The name of the Corporation is “Imprivata, Inc.”

2.	A Certificate of Correction to the Fourth Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on December 20, 2007 (the ‘‘Certificate”) and that the Certificate requires correction as permitted by Section 103 of the DGCL.

3.	Numbered section 3 of the Certificate is inaccurate and shall be deleted in its entirety and replaced with the following “The reference to “December , 2011” in the first sentence of Section B.6(a) of Article FOURTH of the Fourth Amended and Restated Certificate of Incorporation of the Corporation is inaccurate and shall be deleted and replaced with “December 11, 2011.””

[Signature Page to Follow]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Correction to be signed by its duly authorized officer this 20th day of December 2007.

IMPRIVATA, INC.

By:
Name:	Omar Hussain
Title:	President and Chief Executive Officer

[Signature Page to the Certificate of Correction]

Exhibit B

EXHIBIT A

BY-LAWS OF

IMPRIVATA, INC.

A DELAWARE CORPORATION

Dated: May 7, 2001

ADDENDUM

Register of Amendments to the By-Laws

(ii)

* * * * *

BY-LAWS

ARTICLE I

MEETINGS OF STOCKHOLDERS

Section 1. Place of Meetings. All meetings of the stockholders may be held at such place within or without the State of Delaware as may be fixed from time to time by the Board of Directors or the Chief Executive Officer, or if not so designated, at the registered office of the Corporation. Notwithstanding the foregoing, the Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of Delaware. If so authorized, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, participate in a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2. Annual Meeting. Unless directors are elected by written consent in lieu of an annual meeting as permitted by law and these By-Laws, an annual meeting of stockholders may be held at such date and time, and by such means of remote communication, if any, as shall be designated from time to time by the Board of Directors or the Chief Executive Officer, at which meeting the stockholders shall elect by a plurality vote a board of directors and shall transact such other business as may be properly brought before the meeting. If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient, which meeting shall be designated a special meeting in lieu of annual meeting.

Section 3. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, may, unless otherwise prescribed by statute or by the certificate of incorporation, be called by the Board of Directors or the Chief Executive Officer and shall be called by the Chief Executive Officer or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

Section 4. Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of stockholders, annual or special, stating the place, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

Section 5. Voting List. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) at the Corporation’s principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 6. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or by remote communication, or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute, the certificate of incorporation or these By-Laws. Where a separate vote by a class or classes is required, one-third of the outstanding shares of such class or classes, present in person or by remote communication, or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. If no quorum shall be present or represented at any meeting of stockholders, such meeting may be adjourned in accordance with Section 7 hereof, until a quorum shall be present or represented.

Section 7. Adjournments. Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these By-Laws, which time and place shall be announced at the meeting, by a majority of the stockholders present in person or by remote communication, or represented by proxy at the meeting and entitled to vote (whether or not a quorum is present), or, if no stockholder is present or represented by proxy, by any officer entitled to preside at or to act as Secretary of such meeting, without notice other than announcement at the meeting. At such adjourned meeting, any business may be transacted which might have been transacted at the original meeting, provided that a quorum either was present at the original meeting or is present at the adjourned meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 8. Action at Meetings. When a quorum is present at any meeting, the affirmative vote of the holders of a majority of the stock present in person or by remote communication, or represented by proxy, entitled to vote and voting on the matter (or where a separate vote by a class or classes is required, the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting) shall decide any matter (other than the election of Directors) brought before such meeting, unless the matter is one upon which by express provision of law, the certificate of incorporation or these By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such matter. The stock of holders who abstain from voting on any matter shall be deemed not to have been voted on such matter. Directors shall be elected by a plurality of the votes of the shares present in person or by remote communication, or represented by proxy at the meeting, entitled to vote and voting on the election of Directors.

Section 9. Voting and Proxies. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of capital stock having voting power held of record by such stockholder. Each stockholder entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

Section 10. Action Without Meeting. Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed and dated by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes herein, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Corporation can determine (A) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and (B) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or other electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered in accordance with Section 228 of the General Corporation Law of Delaware, to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all such purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

ARTICLE II

DIRECTORS

Section 1. Number, Election, Tenure and Qualification. The number of Directors which shall constitute the whole board shall be not less than one. Within such limit, the number of Directors shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting or at any special meeting of stockholders. The directors shall be elected at the annual meeting or at any special meeting of stockholders, or by written consent in lieu of an annual or special meeting of the stockholders (provided, however, that if such consent is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action), except as provided in section 3 of this Article, and each director elected shall hold office until his successor is elected and qualified, unless sooner displaced. Directors need not be stockholders.

Section 2. Enlargement. The number of the Board of Directors may be increased at any time by vote of a majority of the Directors then in office.

Section 3. Vacancies. Vacancies and newly created Directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, though less than a quorum, or by a sole remaining director, and the Directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law or these By-Laws, may exercise the powers of the full board until the vacancy is filled.

Section 4. Resignation and Removal. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation at its principal place of business or to the Chief Executive Officer or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of Directors, unless otherwise specified by law or the certificate of incorporation.

Section 5. General Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all powers of the Corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

Section 6. Chairman of the Board. If the Board of Directors appoints a chairman of the board, he shall, when present, preside at all meetings of the stockholders and the Board of Directors. He shall perform such duties and possess such powers as are customarily vested in the office of the chairman of the board or as may be vested in him by the Board of Directors.

Section 7. Place of Meetings. The Board of Directors may bold meetings, both regular and special, either within or without the State of Delaware.

Section 8. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the board; provided that any director who is absent when such a determination is made shall be given prompt notice of such determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

Section 9. Special Meetings. Special meetings of the board may be called by the Chief Executive Officer, Secretary, or on the written request of two (2) or more Directors, or by one director in the event that there is only one director in office. Two (2) days’ notice to each director, either personally or by telegram, cable, telecopy, electronic mail, commercial delivery service, telex or similar means sent to his business or home address, or three (3) days’ notice by written notice deposited in the mail, shall be given to each director by the Secretary or by the officer or one of the Directors calling the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

Section 10. Quorum, Action at Meeting, Adjournments. At all meetings of the board a majority of Directors then in office, but in no event less than one third of the entire board, shall constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or by the certificate of incorporation. For purposes of this section, the term “entire board” shall mean the number of Directors last fixed by the stockholders or Directors, as the case may be, in accordance with law and these By-Laws; provided, however, that if less than all the number so fixed of Directors were elected, the “entire board’’ shall mean the greatest number of Directors so elected to hold office at any one time pursuant to such authorization. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 11. Action by Consent. Unless otherwise restricted by the certificate of incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing or electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 12. Telephonic Meetings. Unless otherwise restricted by the certificate of incorporation or these By-Laws, members of the Board of Directors or of any committee thereof may participate in a meeting of the Board of Directors or of any committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 13. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (a) adopting, amending or repealing the By-Laws of the Corporation or any of them or (b) approving or adopting, or recommending to the stockholders any action or matter expressly required by law to be submitted to stockholders for approval. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and make such reports to the Board of Directors as the Board of Directors may request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the Directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the conduct of its business by the Board of Directors.

Section 14. Compensation. Unless otherwise restricted by the certificate of incorporation or these By-Laws, the Board of Directors shall have the authority to fix from time to time the compensation of Directors. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and the performance of their responsibilities as Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors and/or a stated salary as director. No such payment shall preclude any director from serving the Corporation or its parent or subsidiary corporations in any other capacity and receiving compensation therefor. The Board of Directors may also allow compensation for members of special or standing committees for service on such committees.

ARTICLE III

OFFICERS

Section 1. Enumeration. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer and such other officers with such titles, terms of office and duties as the Board of Directors may from time to time determine, including a Chairman of the Board, one or more Vice-Presidents, and one or more Assistant Secretaries and Assistant Treasurers. If authorized by resolution of the Board of Directors, the Chief Executive Officer may be empowered to appoint from time to time Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these By-Laws otherwise provide.

Section 2. Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a President, a Secretary and a Treasurer. Other officers may be appointed by the Board of Directors at such meeting, at any other meeting, or by written consent.

Section 3. Tenure. The officers of the Corporation shall hold office until their successors are chosen and qualify, unless a different term is specified in the vote choosing or appointing him, or until his earlier death, resignation or removal. Any officer elected or appointed by the Board of Directors or by the Chief Executive Officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board of Directors Or a committee duly authorized to do so, except that any officer appointed by the Chief Executive Officer may also be removed at any time, with or without cause, by the Chief Executive Officer. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors, at its discretion. Any officer may resign by delivering his written resignation to the Corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

Section 4. President. The President shall be the Chief Operating Officer of the Corporation. He shall also be the Chief Executive Officer unless the Board of Directors otherwise provides. If no Chief Executive Officer shall have been appointed by the Board of Directors, all references herein to the “Chief Executive Officer” shall be to the President. The President shall, unless the Board of Directors provides otherwise in a specific instance or generally, preside at all meetings of the stockholders and the Board of Directors, have general and active management of the business of the Corporation and see that all orders and resolutions of the Board of Directors are carried into effect The President shall execute bonds, mortgages, and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

Section 5. Vice-Presidents. In the absence of the President or in the event of his or her inability or refusal to act, the Vice-President, or if there be more than one Vice-President, the

Vice-Presidents in the order designated by the Board of Directors or the Chief Executive Officer (or in the absence of any designation, then in the order determined by their tenure in office) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice-Presidents shall perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe.

Section 6. Secretary. The Secretary shall have such powers and perform such duties as are incident to the office of Secretary. The Secretary shall maintain a stock ledger and prepare lists of stockholders and their addresses as required and shall be the custodian of corporate records. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the Stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be from time to time prescribed by the Board of Directors or Chief Executive Officer, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or an assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature.

Section 7. Assistant Secretaries. The assistant Secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors, the Chief Executive Officer or the Secretary (or if there be no such determination, then in the order determined by their tenure in office), shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe. In the absence of the Secretary or any assistant Secretary at any meeting of stockholders or Directors, the person presiding at the meeting shall designate a temporary or acting Secretary to keep a record of the meeting.

Section 8. Treasurer. The Treasurer shall perform such duties and shall have such powers as may be assigned to him or her by the Board of Directors or the Chief Executive Officer. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, when the Chief Executive Officer or Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation.

Section 9. Assistant Treasurers. The assistant Treasurer, or if there shall be more than one, the assistant Treasurers in the order determined by the Board of Directors, the Chief Executive Officer or the Treasurer (or if there be no such determination, then in the order determined by their tenure in office), shall, in the absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe.

Section 10. Bond. If required by the Board of Directors, any officer shall give the Corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board of Directors, including without limitation a bond for the faithful performance of the duties of his office and for the restoration to the Corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control and belonging to the Corporation.

ARTICLE IV

NOTICES

Section 1. Delivery. Whenever, under the provisions of law, or of the Certificate of Incorporation or these By-Laws, notice is required to be given to any person, such notice may be given by mail, addressed to such person, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Unless written notice by mail is required by law, notice may also be given by telegram, cable, telecopy, commercial delivery service, telex or similar means, addressed to such person at his address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the Corporation or the person sending such notice and not by the addressee. Notice may also be given to stockholders by a form of electronic transmission in accordance with and subject to the provisions of Section 232 of the General Corporation Law of Delaware. Oral notice or other in-hand delivery (in person or by telephone) shall be deemed given at the time it is actually given.

Section 2. Waiver of Notice. Whenever any notice is required to be given under the provisions of law or of the certificate of incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE V

INDEMNIFICATION

Section 1. Actions other than by or in the Right of the Corporation. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Section 2. Actions by or in the Right of the Corporation. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

Section 3. Success on the Merits. To the extent that any person described in Section 1 or 2 of this Article V has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in said Sections, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 4. Specific Authorization. Any indemnification under Section 1 or 2 of this Article V (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of any person described in said Sections is proper in the circumstances because he has met the applicable standard of conduct set forth in said Sections. Such determination shall be made (1) by the Board of Directors by a majority vote of Directors who were not parties to such action, suit or proceeding (even though less than a quorum), or (2) if there are no disinterested Directors or if a majority of disinterested Directors so directs, by independent legal counsel (who may be regular legal counsel to the Corporation) in a written opinion, or (3) by the stockholders of the Corporation.

Section 5. Advance Payment. Expenses incurred in defending a pending or threatened civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of any person described in said Section to repay such amount if it shall ultimately be determined that he or she is not entitled to indemnification by the Corporation as authorized in this Article V.

Section 6. Non-Exclusivity. The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article V shall not be deemed exclusive of any other rights to which those provided indemnification or advancement of expenses may be entitled under any By-Law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

Section 7. Insurance. The Board of Directors may authorize, by a vote of the majority of the full board, the Corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article V.

Section 8. Continuation of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 9. Severability. If any word, clause or provision of this Article V or any award made hereunder shall for any reason be determined to be invalid, the provisions hereof shall not otherwise be affected thereby but shall remain in full force and effect.

Section 10. Intent of Article. The intent of this Article V is to provide for indemnification and advancement of expenses to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware. To the extent that such Section or any successor section may be amended or supplemented from time to time, this Article V shall be amended automatically and construed so as to permit indemnification and advancement of expenses to the fullest extent from time to time permitted by law.

ARTICLE VI

CAPITAL STOCK

Section 1. Certificates of Stock. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the chairman or Vice-chairman of the Board of Directors, or the President or a Vice-President and the Treasurer or an assistant Treasurer, or the Secretary or an assistant Secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

Section 2. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give reasonable evidence of such loss, theft or destruction, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate.

Section 3. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and proper evidence of compliance with other conditions to rightful transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 4. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than sixty days nor less then ten days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date is fixed, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation as provided in Section 10 of Article I. If no record date is fixed and prior action by the Board of Directors is required, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or far the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted, and which shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

Section 5. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII

CERTAIN TRANSACTIONS

Section 1. Transactions with Interested Parties. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or officers are Directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction or solely because his or their votes are counted for such purpose, if:

(a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

(b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

Section 2. Quorum. Common or interested Directors may be courted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE VIII

GENERAL PROVISIONS

Section 1. Dividends. Dividends upon the capital stock of the corporation, if any, may be declared by the Board of Directors at any regular or special meeting or by written consent, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

Section 2. Reserves. The Directors may set apart out of any funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 3. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 4. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 5. Seal. The Board of Directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the word “Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. The seal may be altered from time to time by the Board of Directors.

ARTICLE IX

AMENDMENTS

These By-Laws may be altered, amended or repealed or new By-Laws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors provided, however, that in the case of a regular or special meeting of stockholders, notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such meeting.

IMPRIVATA, INC.

Unanimous Written Consent of Directors

In Lieu Of Special Meeting of Board of Directors

January 28, 2009

The undersigned being all of the members of the Board of Directors of Imprivata, Inc., a Delaware corporation (the “Corporation”), do hereby consent, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, to the adoption of the following resolutions with the same force and effect as if duly adopted at a meeting of the Board of Directors of the Corporation (the “Board”) held for the purpose:

RESOLVED:	That it is necessary, desirable, convenient or incidental to the conduct of the Corporation’s business to enter into, execute and consummate the transactions contemplated by the following documents each to be executed in connection with certain credit facilities to be entered into by the Corporation: (i) the Loan and Security Agreement (the “Loan Agreement”) by and between the Corporation and Silicon Valley Bank (“SVB”), substantially in the form attached hereto as Exhibit A, pursuant to which SVB agrees, upon the terms and conditions stated therein, to make loans to the Corporation in an amount up to the principal amount of $4,000,000; (ii) any promissory notes evidencing the loans made under the Loan Agreement (the “Notes”); (iii) the Securities Account Control Agreement with SVB Securities and Ridge Clearing & Outsourcing Solutions, Inc., substantially in the form attached hereto as Exhibit B (the “Control Agreement”), and (iv) all other agreements, instruments, documents and certificates prepared in connection therewith (together with the Loan Agreement, the Notes and the Control Agreement the “Loan Documents”); and further

RESOLVED:	That the grant of a continuing security interest in all personal property of the Corporation (except certain intellectual property) under the Loan Agreement is hereby authorized, approved and adopted in all respects; and further

RESOLVED:	That the form, terms and provisions of, and the performance of the transactions contemplated by the Loan Documents in the foregoing resolutions be, and they hereby are, authorized, approved and adopted in all respects and the Corporation is hereby authorized to (i) enter into the Loan Documents, (ii) perform its obligations thereunder and (iii) take all actions contemplated thereby; and further

RESOLVED:	That the Corporation hereby adopts, as though the same were presented herewith, any standard form of resolution required by SVB in connection with the Loan Documents, including without limitation, those resolutions attached hereto as Exhibit C; and that any Authorized Officer (as defined below) be, and hereby is, authorized to certify the adoption of any such resolution and is directed to record any resolutions so certified in the Corporation’s minute book; and further

RESOLVED:	That the Chief Executive Officer, President, Chief Financial Officer, Vice President, Assistant Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Corporation (each, an “Authorized Officer”) at the time in office be, and they hereby are authorized, directed and empowered, for and on behalf of and in the name of the Corporation to make, execute and deliver the Loan Documents together with any and all amendments, supplements, modifications, extensions, restatements, renewals, replacements and any additional agreements, documents and instruments relating to the foregoing and all such agreements, documents and instruments shall contain such terms, conditions and waivers as such officer or agent deems necessary or desirable in the interest of the Corporation, and the execution of any such officer or agent shall be conclusive proof of the approval of all of the terms and conditions thereof for and on behalf of the Corporation; and further

RESOLVED:	That the Authorized Officers be, and each of them hereby is, authorized, empowered and directed (i) to execute and deliver in the name of and on behalf of the Corporation any and all additional documents, agreements, certificates and other instruments to effectuate any of the foregoing resolutions or any of the transactions contemplated thereby, all with such changes therein as any said Authorized Officers may deem necessary or desirable, and (ii) to take such action (including without limitation the filing of any and all applications and the payment of any and all expenses), or to cause others to take such action in the name of and on behalf of the Corporation as may in the judgment of the Authorized Officer so acting be necessary or desirable in connection with, or in the furtherance of, any of the foregoing resolutions or any of the transactions contemplated thereby, the execution and delivery of any such document, agreement, certificate, or other instrument or the taking of any such action shall be conclusive evidence of such Authorized Officer’s authority hereunder to so act; and further

RESOLVED:	That all actions previously taken by any officer or manager of the Corporation in connection with any matter referred to in or contemplated by any of the foregoing resolutions are hereby ratified, confirmed and approved in all respects as if such actions had been presented to the Board for its approval prior to such actions being taken; and further

RESOLVED:	That the Corporation is hereby authorized and directed to pay all fees and expenses incurred in connection with the execution and performance of the Loan Documents.

[Remainder of Page Intentionally Left Blank]

This Written Consent may be signed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one day and the same instrument. The undersigned further direct that this Written Consent shall take effect immediately as of the last date written below and shall be filed in the minute book of the Corporation with the minutes of the meetings of the Board.

David Barrett

Date: January 20, 2009

Paul Maeder

Date: January , 2009

David Orfao

Date: January , 2009

Omar Hussain

Date: January , 2009

David M. T. Ting

Date: January , 2009

Jack Blaeser

Date: January , 2009

Bob McCashin

Date: January , 2009

[Signature Page to Board Consent]

This Written Consent may be signed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one day and the same instrument. The undersigned further direct that this Written Consent shall take effect immediately as of the last date written below and shall be filed in the minute book of the Corporation with the minutes of the meetings of the Board.

David Barrett

Date: January , 2009

Paul Maeder

Date: January 28, 2009

David Orfao

Date: January , 2009

Omar Hussain

Date: January , 2009

David M. T. Ting

Date: January , 2009

Jack Blaeser

Date: January , 2009

Bob McCashin

Date: January , 2009

[Signature Page to Board Consent]

This Written Consent may be signed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one day and the same instrument. The undersigned further direct that this Written Consent shall take effect immediately as of the last date written below and shall be filed in the minute book of the Corporation with the minutes of the meetings of the Board.

David Barrett

Date: January , 2009

Paul Maeder

Date: January , 2009

David Orfao

Date: January , 2009

Omar Hussain

Date: January 28, 2009

David M. T. Ting

Date: January , 2009

Jack Blaeser

Date: January , 2009

Bob McCashin

Date: January , 2009

[Signature Page to Board Consent]

This Written Consent may be signed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one day and the same instrument. The undersigned further direct that this Written Consent shall take effect immediately as of the last date written below and shall be filed in the minute book of the Corporation with the minutes of the meetings of the Board.

David Barrett

Date: January , 2009

Paul Maeder

Date: January , 2009

David Orfao

Date: January , 2009

Omar Hussain

Date: January , 2009

David M. T. Ting

Date: January 28, 2009

Jack Blaeser

Date: January , 2009

Bob McCashin

Date: January , 2009

[Signature Page to Board Consent]

This Written Consent may be signed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one day and the same instrument. The undersigned further direct that this Written Consent shall take effect immediately as of the last date written below and shall be filed in the minute book of the Corporation with the minutes of the meetings of the Board.

David Barrett

Date: January , 2009

Paul Maeder

Date: January , 2009

David Orfao

Date: January , 2009

Omar Hussain

Date: January , 2009

David M. T. Ting

Date: January , 2009

Jack Blaeser

Date: January 21, 2009

Bob McCashin

Date: January , 2009

[Signature Page to Board Consent]

This Written Consent may be signed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one day and the same instrument. The undersigned further direct that this Written Consent shall take effect immediately as of the last date written below and shall be filed in the minute book of the Corporation with the minutes of the meetings of the Board.

David Barrett

Date: January , 2009

Paul Maeder

Date: January , 2009

David Orfao

Date: January , 2009

Omar Hussain

Date: January , 2009

David M. T. Ting

Date: January , 2009

Jack Blaeser

Date: January , 2009

Bob McCashin

Date: January 22, 2009

[Signature Page to Board Consent]

Exhibit A

See tab 1

Exhibit B

See tab 2

Exhibit C

See tab 6

IMPRIVATA, INC.

CONSENT OF PREFERRED STOCKHOLDERS

THIS CONSENT (this “Consent”), is entered into as of January 28, 2009, by the preferred stockholders (each a “Stockholder” and collectively the “Stockholders”) of Imprivata, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Stockholders are the holders of outstanding shares of the Company’s Preferred Stock, $0.001 par value per share (the “Preferred Stock”);

WHEREAS, the undersigned acknowledge that the Company intends to enter into a Loan and Security Agreement (the “Loan Agreement”) with Silicon Valley Bank (“SVB”), a California corporation, pursuant to which, among other things, the Company may borrow up to $4,000,000;

WHEREAS, in connection with the entering into of the Loan Agreement, the Company shall (i) grant a security interest to SVB in all its assets to secure the indebtedness incurred under the Loan Agreement and (ii) certain other agreements, documents and certificates entered into in connection with the foregoing (collectively with the Loan Agreement, the “Transaction Documents” and the transactions contemplated by the Transaction Documents are collectively referred to herein as the “Financing”); and

WHEREAS, the undersigned Stockholders desire to consent to the Financing; and

WHEREAS, the undersigned Stockholders represent a majority of the outstanding shares of Preferred Stock.

NOW THEREFORE, the Stockholders hereby agree as follows:

1. The Stockholders, on behalf of themselves and each other holder of Preferred Stock, hereby (i) irrevocably consent to the Financing in all respects pursuant to Section B.3(c) of Article IV of the Fourth Amended and Restated Certificate of Incorporation of the Company (the “Charter”) and otherwise, including, without limitation, the execution and delivery of the Transaction Documents and the performance by the Company of its respective obligations thereunder, and (ii) irrevocably waive any other covenants contained in the Charter with respect to the Financing solely to the extent necessary to consummate the Financing.

2. Each of the Stockholders hereby covenant to do and perform or cause to be done and performed all such further acts and things and will execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or entity subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Consent and otherwise in connection with the Financing.

3. This Consent may be executed by facsimile in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

4. This Consent and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

5. This Consent shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law provisions thereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Consent as of the date set forth above.

POLARIS VENTURE PARTNERS III, L.P.

By:	Polaris Venture Management Co. III, L.L.C.,
Its General Partner

By:
Name:	William E. Bilodeau
Title:	Attorney-in-fact

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND III, L.P.

By:	Polaris Venture Management Co. III, L.L.C.,
Its General Partner

By:
Name:	William E. Bilodeau
Title:	Attorney-in-fact

POLARIS VENTURE PARTNERS FOUNDERS’ FUND III, L.P.

By:	Polaris Venture Management Co. III, L.L.C., Its General Partner

By:
Name:	William E. Bilodeau
Title:	Attorney-in-fact

[Signature Page to Consent]

HIGHLAND CAPITAL PARTNERS VI LIMITED PARTNERSHIP

By:
By:

By:
Name:
Title:

HIGHLAND CAPITAL PARTNERS VI-B LIMITED PARTNERSHIP

By:
By:

By:
Name:
Title:

HIGHLAND ENTREPRENEURS’ FUND VI LIMITED PARTNERSHIP

By:
By:

By:
Name:
Title:

[Signature Page to Consent]

GENERAL CATALYST GROUP II, L.P.

By:
By:

By:
Name:	William J Fitzgerald
Title:	Member & CFO

GC ENTREPRENEURS’ FUND II, L.P.

By:
By:

By:
Name:	William J Fitzgerald
Title:	Member & CFO

[Signature Page to Consent]

GOLD HILL VENTURE LENDING 03, L.P.

By:
Name:	DAVID FISCHER
Title:	MANAGER

[Signature Page to Consent]

Client#: 2128 IMPRIVAT

ACORD CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY) 02/04/09

PRODUCER
William Gallagher Assoc.
Insurance Brokers, Inc.
470 Atlantic Avenue
Boston, MA 02210

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURED
Imprivata, Inc.
10 Maguire Road
Lexington, MA 02421

INSURERS AFFORDING COVERAGE	NAIC #
INSURER A: Federal Insurance Company	20281
INSURER B:	
INSURER C:	
INSURER D:	
INSURER E:	

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
A		GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY CLAIMS MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC	35784647	02/15/08	02/15/09	EACH OCCURRENCE	$1,000,000
						DAMAGE TO RENTED PREMISES (Ea occurrence)	$1,000,000
						MED EXP (Any one person)	$10,000
						PERSONAL & ADV INJURY	$1,000,000
						GENERAL AGGREGATE	$2,000,000
						PRODUCTS - COMP/OP AGG	$1,000,000
		AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS SCHEDULED AUTOS HIRED AUTOS NON-OWNED AUTOS				COMBINED SINGLE LIMIT (Ea accident)	$
						BODILY INJURY (Per person)	$
						BODILY INJURY (Per accident)	$
						PROPERTY DAMAGE (Per accident)	$
		GARAGE LIABILITY ANY AUTO				AUTO ONLY - EA ACCIDENT	$
						OTHER THAN AUTO ONLY: EA ACC	$
						AGG	$
		EXCESS/UMBRELLA LIABILITY OCCUR / CLAIMS MADE DEDUCTIBLE RETENTION $				EACH OCCURRENCE	$
						AGGREGATE	$
							$
							$
							$
		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below				WC STATU-TORY LIMITS / OTH-ER	
						E.L. EACH ACCIDENT	$
						E.L. DISEASE - EA EMPLOYEE	$
						E.L. DISEASE - POLICY LIMIT	$
		OTHER					

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS
Silicon Valley Bank is included as additional insured with respect to General Liability coverage as required by written contract with Imprivata.

CERTIFICATE HOLDER

Silicon Valley Bank
One Newton Executive Park, Suite 200 2221 Washington Street
Newton Lower Falls, MA 02462

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

ACORD 25 (2001/08) 1 of 2 #134453 RRB
© ACORD CORPORATION 1988

IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

ACORD 25-S (2001/08) 2 of 2 #134453

IMPRIVAT

ACORD™ EVIDENCE OF COMMERCIAL PROPERTY INSURANCE

DATE (MM/DD/YYYY): 02/04/2009

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.

PRODUCER NAME, CONTACT PERSON AND ADDRESS PHONE (A/C, No, Ext): 617 261-6700 FAX (A/C, No): 617 261-6720 E-MAIL ADDRESS: bkelleher@wgains.com William Gallagher Assoc. Insurance Brokers, Inc. 470 Atlantic Avenue Boston, MA 02210	COMPANY NAME AND ADDRESS Federal Insurance Company One Financial Center Boston, MA 02111 NAIC NO: 20281
CODE: SUB CODE: AGENCY CUSTOMER ID #: 2128	IF MULTIPLE COMPANIES, COMPLETE SEPARATE FORM FOR EACH
NAMED INSURED AND ADDRESS Imprivata, Inc. Imprivata International Inc 10 Maguire Road Lexington, MA 02421	LOAN NUMBER: POLICY NUMBER: 35784647 EFFECTIVE DATE: 02/15/2008 EXPIRATION DATE: 02/15/2009 ☐ CONTINUED UNTIL TERMINATED IF CHECKED
ADDITIONAL NAMED INSURED(S) Imprivata International Inc.	THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION (Use additional sheets if more space is required)

LOCATION/DESCRIPTION

Location: 10 Maguire Road, , Lexington, MA 02421

COVERAGE INFORMATION

CAUSE OF LOSS FORM: ☐ BASIC ☐ BROAD ☒ SPECIAL ☐ OTHER

COMMERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE: $ 1,500,000 Blanket Personal Property DED: $1,000

	YES	NO	
BUSINESS INCOME / RENTAL VALUE			If YES, LIMIT: ☐ Actual Loss Sustained # of months:
BLANKET COVERAGE			If YES, indicate amount of insurance on properties identified above: $
TERRORISM COVERAGE			Attach signed Disclosure Notice / DEC
IS COVERAGE PROVIDED FOR "CERTIFIED ACTS" ONLY?			If YES, SUB LIMIT: DED:
IS COVERAGE A STAND ALONE POLICY?			If YES, LIMIT: DED:
DOES COVERAGE INCLUDE DOMESTIC TERRORISM?			If YES, SUB LIMIT: DED:
COVERAGE FOR MOLD			If YES, LIMIT: DED:
MOLD EXCLUSION (If "YES", specify organization's form used)			
REPLACEMENT COST	X		
AGREED AMOUNT			
COINSURANCE			If YES, %
EQUIPMENT BREAKDOWN (If Applicable)			If YES, LIMIT: DED:
LAW AND ORDINANCE - Coverage for loss to undamaged portion of building			If YES, LIMIT: DED:
- Demolition Costs			If YES, LIMIT: DED:
- Incr. Cost of Construction			If YES, LIMIT: DED:
EARTHQUAKE (If Applicable)			If YES, LIMIT: DED:
FLOOD (If Applicable)			If YES, LIMIT: DED:
WIND / HAIL (If Separate Policy)			If YES, LIMIT: DED:
PERMISSION TO WAIVE SUBROGATION PRIOR TO LOSS			

REMARKS - Including Special Conditions (Use additional sheets if more space is required)

CANCELLATION

THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.

ADDITIONAL INTEREST

NAME AND ADDRESS Silicon Valley Bank One Newton Executive Park 2221 Washington Street Newton, MA 02462	LENDER SERVICING AGENT NAME AND ADDRESS
☐ MORTGAGEE ☒ LOSS PAYEE	AUTHORIZED REPRESENTATIVE [signature]

ACORD 28 (2003/10) 1 of 1 1043 RRB

© ACORD CORPORATION 2003

PERFECTION CERTIFICATE

TO:	SILICON VALLEY BANK

The undersigned, the Chief Financial Officer of Imprivata, Inc. (the “Company”), with reference to a Loan and Security Agreement with Bank dated as of January 30, 2009 (as may be amended, restated, or otherwise modified from time to time, the “Loan and Security Agreement”), hereby represents and warrants to you on behalf of the Company as follows (for purposes of this Perfection Certificate, those questions for which no response is completed shall be deemed to read “None”):

1.	NAMES OF THE COMPANY

a. The name of the Company as it appears in its current Articles or Certificate of Incorporation is Imprivata, Inc.

b. The federal employer identification number of the Company is 04-3560178.

c. The Company is formed under the laws of the State of Delaware.

d. The organizational identification number of the Company is 3371187.

e. The Company transacts business in the following jurisdictions (list jurisdictions other than jurisdiction of formation): Massachusetts and North Carolina

f. The Company is duly qualified to transact business as a foreign entity in the following jurisdictions (list jurisdictions other than jurisdiction of formation): Massachusetts and North Carolina

g. The following is a list of all other names (including fictitious names, d/b/a’s, trade names or similar names) currently used by the Company or used within the past five years: N/A

h. The following are the names of all entities to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years: N/A

To: Silicon Valley Bank	Perfection Certificate

i. The following are the names and addresses of all entities from whom the Company has acquired any personal property in a transaction not in the ordinary course of business during the past five years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.): N/A

2.	PARENT/SUBSIDIARIES OF THE COMPANY.

a. The legal name of each subsidiary or affiliate (hereafter “subsidiary” and “affiliate” are jointly, severally, and collectively referred to as “subsidiary” or “subsidiaries”) and parent of the Company is as follows. (A “parent” is an entity owning more than 50% of the outstanding capital stock of the Company. A “subsidiary” is an entity, 50% or more of the outstanding capital stock of which is owned by the Company.)

Name	Subsidiary/Parent	Fed. Employer ID No.
Imprivata International, Inc.	Sub ☒ Parent ☐	20-2891427

b. The following is a list of the respective jurisdictions and dates of formation of the parent and each subsidiary of the Company:

Name	Jurisdiction	Date of Formation
Imprivata International, Inc.	Delaware	5/9/05

c. The following is a list of all other names (including fictitious names, d/b/a’s, trade names or similar names) currently used by each subsidiary of the Company or used during the past five years: N/A

d. The following are the names of all corporations which have been merged into a subsidiary of the Company during the five years: N/A

e. The following are the names and addresses of all entities from whom each subsidiary of the Company has acquired any personal property in a transaction not in the ordinary course of business during the past five years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.): N/A

To: Silicon Valley Bank	Perfection Certificate

3.	LOCATIONS OF COMPANY AND ITS SUBSIDIARIES

a. The chief executive offices of the Company and its subsidiaries are presently located at the following addresses:

Complete Street and Mailing Address, including County and Zip Code	Company/Subsidiary
10 Maguire Road, Lexington, MA 02421 USA	Company

10 Maguire Road, Lexington, MA 02421 USA	Imprivata International, Inc.

b. The Company’s books and records and those of its subsidiaries are located at the following additional addresses (if different from the above):

The Company maintains a complete general ledger in US dollars in Lexington, MA. It also utilizes the services of Tenon Group Plc in the UK (107-111 Peascod Street, Windsor, Berkshire SL4 1TE) to maintain detailed local currency records of the UK, Italy and Belgium branches of Imprivata International, Inc., and the company has utilized the services of KBHT in Germany (Promenadestrasse 1, 41460 Neuss, Germany) and Stone Forest AccountServe in Singapore (18 Cross Street, #08-01, Singapore 048423) to maintain the detailed local currency records of the Germany and Singapore branches of Imprivata International, Inc., respectively.

c. The following are all the locations where the Company and its subsidiaries own, lease, or occupy any real property:

Complete Street and Mailing Address, including County and Zip Code	Company/Subsidiary
10 Maguire Road, Lexington, MA 02421 USA	Company

77 Clarendon Road Watford, Herts WD17 1LE,UK	Imprivata International, Inc. – UK Branch

Piazza Matteotti 2 Arese (MI) 20020 Italy	Imprivata International, Inc. – Italy Branch

Drie Eikenstraat 661 2650 Edegem, Belgium	Imprivata International, Inc. – Belgium Branch

Bockenheimer Landstraße 17/19 60325 Frankfurt Germany	Imprivata International, Inc. – Germany Branch

To: Silicon Valley Bank	Perfection Certificate

d. The following are all of the locations where the Company and its subsidiaries maintain any inventory, equipment, or other property:

Complete Address	Company/Subsidiary
10 Maguire Road, Lexington, MA 02421 USA	Company

77 Clarendon Road Watford, Herts WD17 1LE,UK	Imprivata International, Inc. – UK Branch

Piazza Matteotti 2 Arese (MI) 20020 Italy	Imprivata International, Inc. – Italy Branch

Drie Eikenstraat 661 2650 Edegem, Belgium	Imprivata International, Inc. – Belgium Branch

Bockenheimer Landstraße 17/19 60325 Frankfurt Germany	Imprivata International, Inc. – Germany Branch

e. The following are the names and addresses of all warehousemen, bailees, or other third parties who have possession of any of the Company’s inventory or equipment or any of the inventory or equipment of its subsidiaries: N/A

4.	SPECIAL TYPES OF COLLATERAL

a. The Company and its subsidiaries own (or have any ownership interest in) the following kinds of assets. (If the answer is “Yes” to any of the following questions, please attach a schedule describing each such asset owned by the Company or its subsidiaries and identifying which party owns the asset.)

Copyrights or copyright applications registered with the U.S. Copyright Office	Yes ☐	No ☒
Software registered with the U.S. Copyright Office	Yes ☐	No ☒
Software not registered with the U.S. Copyright Office	Yes ☒	No ☐
Patents and patent applications	Yes ☒	No ☐
Trademarks or trademark applications (including any service marks, collective marks and certification marks)	Yes ☒	No ☐
Licenses to use trademarks, patents and copyrights of others	Yes ☒	No ☐

Licenses, permits (including environmental), authorizations, or certifications issued by federal, state, or local governments issued to the Company and/or its subsidiaries or with respect to their assets, properties, or businesses

	Yes ☐	No ☒
Stocks, bonds or other securities	Yes ☐	No ☒
Promissory notes, or other instruments or evidence of indebtedness	Yes ☒	No ☐

To: Silicon Valley Bank	Perfection Certificate

Leases of equipment, security agreements naming such person as secured party or other chattel paper	Yes ☒	No ☐
Aircraft	Yes ☐	No ☒
Vessels, Boats or Ships	Yes ☐	No ☒
Railroad Rolling Stock	Yes ☐	No ☒
Motor Vehicles	Yes ☐	No ☒

b. The following is a list of material contracts to which the Company is a party (include any equipment leases) or in which the Company has an interest (including whether such contract has a nonassignability provision which would require the other party’s or another person’s consent to the granting of a security interest in such contract):

Nonassignability Clause
Other Party to Contract	Title/Date of Contract	Asset Sale (Y/N)	Security Interest (Y/N)	Consent Obtained (Y/N)
Oracle	Embedded Software License Distribution Agreement Feb. 28, 2007	Y	Y	N

c. The following are all institutions at which the Company and its subsidiaries maintain deposit, investment, payroll, or securities accounts:

Bank Name	Account Number	Branch Address	Company/Subsidiary
Silicon Valley Bank	Payroll: 3300352113 Flexible Spending: 3300480919 Operating Acct: 3300319899	2221 Washington St. Newton, MA 02462	Company

SVB Securities	Investment Acct: 486-00886	3003 Tasman Drive Santa Clara, CA 95054	Company

Royal Bank of Scotland	EUR: 10043109 GBP: 10169404 USD: 00453963	19/21 Clarendon Road Watford, Herts WD17 1LE, UK	Company

Royal Bank of Scotland	EUR: 10035483 GBP: 10138932	19/21 Clarendon Road Watford, Herts WD17 1LE, UK	Imprivata International, Inc. - UK Branch

To: Silicon Valley Bank	Perfection Certificate

Royal Bank of Scotland	EUR: 10043095	19/21 Clarendon Road Watford, Herts WD17 1LE,UK	Imprivata International, Inc. - Italy Branch

DeutscheBank	EUR: 470-820156	Via dei Martinitt, 3 - 20146 Milano, Italy	Imprivata International, Inc. - Italy Branch

Royal Bank of Scotland	EUR: 10043087	19/21 Clarendon Road Watford, Herts WD17 1LE, UK	Imprivata International, Inc. - Belgium Branch

KBC	EUR: 737-0180113-27	Fruithoflaan 39 2600 Berchem, Belgium	Imprivata International, Inc. - Belgium Branch

Royal Bank of Scotland	SGD: 00512455	19/21 Clarendon Road Watford, Herts WD17 1LE, UK	Imprivata International, Inc. - Singapore Branch

A trust account is used by a third party on behalf of the Company’s German branch. In Singapore, the Company is in the process of shifting from such an account to an account in the name of the Singapore branch.

d. Does or is it contemplated that the Company will regularly receive letters of credit from customers or other third parties to secure payments of sums owed to the Company? The following is a list of letters of credit naming the Company as “beneficiary” thereunder:

N/A

5.	ENCUMBRANCES

The Company’s and its subsidiaries’ property is subject to the following liens or encumbrances:

N/A

Name of Holder of Lien/Encumbrance	Description of Property Encumbered	Company/Subsidiary
Company ☐ OR Name of Sub

Company ☐ OR Name of Sub

Company ☐ OR Name of Sub

To: Silicon Valley Bank	Perfection Certificate

6.	REGULATION

The Company and its subsidiaries are subject to regulation by the following federal, state or local government entity or any department, agency, or instrumentality thereof:

N/A

7.	LITIGATION

a. The following is a complete list of pending and threatened litigation or claims involving amounts claimed against the Company in an indefinite amount or in excess of $50,000 in each case:

N/A

b. The following are the only claims which the Company has against others (other than claims on accounts receivable), which the Company is asserting or intends to assert, and in which the potential recovery exceeds $50,000:

N/A

8.	TAXES

The following tax assessments are currently outstanding and unpaid:

N/A

9.	INSURANCE BROKER

The following broker handles the Company’s property insurance:

Broker	Contact	Telephone	Fax	Email
William Gallagher Associates	Rod Black	617 204 6731	617 526 7431	rblack@wgains.com

10.	OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES

The following are the names and titles of the officers of the Company and its subsidiaries.

Office/Title	Name of Officer	Company/Subsidiary
CEO	Omar Hussain	Company
CFO	Jeffrey Kalowski	Company

To: Silicon Valley Bank	Perfection Certificate

VP Engineering	Chris Shaw	Company
Senior VP, Worldwide Sales	Thomas Brigiotta	Company
Senior VP, Business Development & Product Management/Marketing	Geoffrey Hogan	Company
Chief Technical Officer	David Ting	Company
VP Marketing Communications	Molly Galetto	Company
VP Finance	James Hall	Company

11.	IRS FORM W9

The Company’s completed and executed IRS Form W9 is attached hereto as Exhibit A.

12.	LEGAL COUNSEL

The following attorney will represent the Company in connection with the loan documents:

Attorney	Law Firm	Telephone	Fax	Email
Mark Smith	Goodwin Procter	617 570 1750	617 523 1231	MarkSmith@goodwinprocter.com

The Company agrees to advise you of any change or modification to any of the foregoing information or any supplemental information provided on any continuation pages attached hereto, and, until such notice is received by you, you shall be entitled to rely upon such information and presume it is correct. The Company acknowledges that your acceptance of this Perfection Certificate and any continuation pages does not imply any commitment on your part to enter into a loan transaction with the Company, and that any such commitment may only be made by an express written loan commitment, signed by one of your authorized officers.

Date: January 30, 2009

IMPRIVATA, INC.

By:

Its:	CFO

Email:	JKALOWSKI@IMPRIVATA.COM

Phone:	781-674-2700

Fax:	781-674-2700

To: Silicon Valley Bank	Perfection Certificate

Continuation Page – Additional Information

4. a.

Patents and Patent Applications

The Company has filed the following patent applications:

(Does not include expired Provisionals or Abandoned/Expired PCT applications)

Application / Patent Number	Name	Date Filed / Issued
10/395,043*	System and Method for Automated Login	March 21, 2003
10/395,034*	System and Method for Audit Tracking	March 21, 2003
10/395,049*	System and Method for Data and Request Filtering	March 21, 2003
10/147,788*	System and Method for Authentication Using Biometrics	May 17, 2002
10/147,946*	Authentication with Variable Biometric Templates	May 17, 2002
7,398,549	Biometric Authentication with Security Against Eavesdropping	8-Jul-2008
7,356,705	Biometric Authentication for Remote Initiation of Actions and Services	8-Apr-2008
11/846,882	Biometric Authentication for Remote Initiation of Actions and Services	28-Aug-2007
12/338,196	Biometric Authentication for Remote Initiation of Actions and Services	18-Dec-08
11/392,233*	Methods and Systems for Providing Responses to Software Commands	29-Mar-2006
11/699,756*	System and Method for Identity Consolidation	30-Jan-2007
11/294,354*	Accelerating Biometric Login Procedures	05-Dec-2005
11/809,791*	Method and System for Handling Keystroke Commands	01-Jun-07
11/698,271*	Systems and Methods for Multi-Factor Authentication	25-Jan-07
2,640,261 (Canada)	Systems and Methods for Multi-Factor Authentication (Canadian Filing)	25-Jan-07
07762758.6 (EU)	Systems and Methods for Multi-Factor Authentication (European Filing)	25-Jan-07

*	The U.S. Patent and Trademark Office has published these applications.

Trademarks and Trademark Applications

The Company has filed trademark applications for the word mark IMPRIVATA and/or ONESIGN in the following countries:

Country	Mark	Status	Application No.	Filing Date:	Registration No.	Registration Date:
Australia	IMPRIVATA	Registered	930449	11-Oct-2002	930449	16-Dec-2003
Canada	IMPRIVATA	Registered	1155527	11-Oct-2002	TMA657658	31-Jan-2006
Switzerland	IMPRIVATA	Registered	10743/2002	19-Dec-2002	507685	06-Mar-2003
EU	IMPRIVATA	Registered	2887354	11-Oct-2002	2887354	23-Mar-2004
Hong Kong	IMPRIVATA	Registered	200215986	11-Oct-2002	200401946	17-Feb-2004
Japan	IMPRIVATA	Registered	200286410	11-Oct-2002	4715569	03-Oct-2003
Norway	IMPRIVATA	Registered	200209693	14-Oct-2002	220432	28-Aug-2003

To: Silicon Valley Bank	Perfection Certificate

Singapore	IMPRIVATA	Registered	T0216114F	16-Oct-2002	T0216114F	20-Jan-2004
US	IMPRIVATA	Registered	76423442	20-Jun-2002	2783822	18-Nov-2003
US	IMPRIVATA	Registered	76423441	20-Jun-2002	2888235	28-Sep-2004
Australia	ONESIGN	Registered	1030568	18-Nov-2004	1030568	21-Feb-2005
Canada	ONESIGN	Registered	1238229	23-Nov-2004	TMA670596	21-Aug-2006
Switzerland	ONESIGN	Registered	038842004	18-Nov-2004	530811	21-Feb-2005
EU	ONESIGN	Registered	4123527	18-Nov-2004	004123527	13-Jan-2006
Hong Kong	ONESIGN	Registered	300321461	18-Nov-2004	300321461	18-Nov-2004
Japan	ONESIGN	Registered	2004105670	18-Nov-2004	4882398	22-Jul-2005
Norway	ONESIGN	Registered	200411581	18-Nov-2004	229222	10-Nov-2005
Singapore	ONESIGN	Registered	T04/20020C	18-Nov-2004	T04/20020C	10-Nov-2005
US	ONESIGN	Registered	76463671	01-Nov-2002	2777653	28-Oct-2003

Licenses to Use Trademarks. Patents and Copyrights of Others

•	The Company has licensed certain Intellectual Property from Idencom AG pursuant to a License Agreement dated as of April 4, 2002, and amended as of February 10, 2003.

•	The Company has licensed certain Intellectual Property from nTRU Cryptosystems, Inc., pursuant to a license Agreement dated as of August 29, 2002, initially amended as of December 18, 2003, and further amended as of October 7, 2005.

•	The Company has licensed certain Intellectual Property from Intrinsyc Software pursuant to a License Agreement dated as of November 1, 2002.

•	The Company has licensed certain Intellectual Property from MySQL AB pursuant to a License Agreement dated as of November 15, 2002, and amended as of May 31, 2006.

•	The Company has licensed certain Intellectual Property from VASCO Data Security, Inc., pursuant to a Non-Exclusive Integrated Reseller, Licensing and Royalty Agreement dated as of June 19, 2006.

•	The Company has licensed certain Intellectual Property from DataDirect Technologies, an operating company of Progress Software Corporation, pursuant to a Distributor License Agreement dated as of September 30, 2006.

•	The Company has licensed certain Intellectual Property from Oracle USA, Inc., pursuant to an Embedded Software License Distribution Agreement dated as of February 28, 2007.

Promissory Notes, or other instruments or evidence of indebtedness

•	During 2007, the Company issued restricted common stock to Jeffrey A. Kalowski in exchange for cash and a $50,000 Promissory Note from Jeffrey A. Kalowski in favor of the Company dated October 19, 2007. The note bears no interest and has partial recourse to employee assets for up to 50% of the value of the note, which is collateralized by the underlying shares of common stock and due within 10 days of sale of the shares or five years from the date of issuance.

Leases of equipment, security agreements naming such person as secured party or other chattel paper

•	Equipment Lease Agreement # 7356753-003 with GE Commercial Finance – office copier.

To: Silicon Valley Bank	Perfection Certificate

•	Business Lease Agreements # 4366048-001 and # 4366048-002 with Apple Finance Services – computer equipment.

•	Lease Agreements # 003-005794896-003, 003-005794896-004 and 003-005794896-005 with Dell Financial Services – computer equipment.

Exhibit A

IRS Form W9

See attached.

Form **W-9** (Rev. October 2007) Department of the Treasury Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give form to the requester. Do not send to the IRS.

Print or type — See Specific Instructions on page 2.

Name (as shown on your income tax return)
Imprivata, Inc.

Business name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☑ Corporation ☐ Partnership
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶ ....
☐ Other (see instructions) ▶
☐ Exempt payee

Address (number, street, and apt. or suite no.)
10 Maguire Road

Requester's name and address (optional)

City, state, and ZIP code
Lexington, MA 02421

List account number(s) here (optional)

Part I — Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number: | |

or

Employer identification number: 04 | 3560178

Part II — Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here Signature of U.S. person ▶ [signature] Date ▶ 1/7/09

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

- The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X Form W-9 (Rev. 10-2007)

[redacted]

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 11:26 AM 02/05/2009
INITIAL FILING # 2009 0400264

SRV: 090105478

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, DE 19808

Silicon Valley Bank

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: IMPRIVATA, INC.				
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS: 10 Maguire Road	CITY: Lexington	STATE: MA	POSTAL CODE: 02421	COUNTRY: USA
1d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR / 1e. TYPE OF ORGANIZATION: CORP	1f. JURISDICTION OF ORGANIZATION: DE	1g. ORGANIZATIONAL ID #, if any: 3371187		☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR / 2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any		☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: SILICON VALLEY BANK				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS: 3003 Tasman Drive HG 150	CITY: Santa Clara	STATE: CA	POSTAL CODE: 95054	COUNTRY: USA

4. This FINANCING STATEMENT covers the following collateral:

All assets of the Debtor, except such assets which are specifically excluded as described on Exhibit A attached hereto and incorporated herein by reference.
The sale or other disposition of any of the Collateral by the Debtor or any other person shall be deemed to violate the rights of the Secured Party.

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DE-Secretary Of State

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Corporation Service Company
2711 Centerville Rd, Ste. 400
Wilmington, DE 19808

EXHIBIT A

DEBTOR	SECURED PARTY
IMPRIVATA, INC.	SILICON VALLEY BANK
10 Maguire Road	3003 Tasman Drive HG 150
Lexington, MA 02421	Santa Clara, CA 95054

Debtor is an organization

TYPE OF ORGANIZATION	JURISDICTION OF ORGANIZATION	ORGANIZATIONAL ID NO.
Corporation	Delaware	3371187

The collateral consists of all of Debtor’s right, title and interest in and to the following personal property:

All goods, accounts (including health-care receivables), equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

all Debtor’s books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and Improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the collateral does not include any of the following, whether now owned or hereafter acquired, any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of Debtor connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing; provided, however, the collateral shall include all accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing.

Except as otherwise permitted by written agreement with the Secured Party, the Debtor is prohibited from (1) granting any other security interest in any of the above and (2) disposing of any of its assets with the exceptions described in a certain Loan and Security Agreement by and between the Debtor and Secured Party.

This UCC Financing Statement also provides notification that Debtor has agreed, among other things not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in or encumber any of Debtor’s intellectual property without Secured Party’s written consent.

Unless otherwise expressly agreed to in writing by the Secured Party, any receipt of proceeds of the disposition of any collateral by any person other than the Secured Party, which proceeds are not paid over to the Secured Party, violates the rights of the Secured Party.

CORPORATION SERVICE COMPANY www.incspot.com	CSC- Boston 5th Floor 84 State Street Boston, MA 02109-2202 800-225-6244 617-523-3189 (Fax)

Matter#	56120.01281/LEC	Order#	772364-1
Project Id:		Order Date	10/28/2008

Additional Reference:	SVB/IMPRIVATA

Subject:	IMPRIVATA, INC.

Jurisdiction:	DE-SECRETARY OF STATE

Request for:	Federal Tax Lien Search
Thru Date:	October 22, 2008

Result:	Certified clear result retrieved

Ordered by JONATHAN LARSON at RIEMER & BRAUNSTEIN LLP

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Danielle Ellenberger

dplausse@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer’s eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY www.incspot.com	CSC- Boston 5th Floor 84 State Street Boston, MA 02109-2202 800-225-6244 617-523-3189 (Fax)

Matter#	56120.01281/LEC	Order#	772364-1
Project Id:		Order Date	10/28/2008

Additional Reference:	SVB/IMPRIVATA

Subject:	IMPRIVATA, INC.

Jurisdiction:	DE-SECRETARY OF STATE

Request for:	UCC Debtor Search
Result:	Records found
Thru Date:	October 22, 2008
No. of findings:	4

Original UCC Filings:	4
Amendments:	0
Continuations:	0
Assignments:	0
Releases:	0
Corrections:	0
Terminations:	0

Ordered by JONATHAN LARSON at RIEMER & BRAUNSTEIN LLP

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Danielle Ellenberger

dplausse@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer’s eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY www.incspot.com	CSC- Boston 5th Floor 84 State Street Boston, MA 02109-2202 800-225-6244 617-523-3189 (Fax)

Matter# 56120.01281/LEC	Order#	772364-1
Project Id:	Order Date	10/28/2008
Additional Reference: SVB/IMPRIVATA

Subject:	IMPRIVATA, INC.

Jurisdiction:	DE-SECRETARY OF STATE

Request for:	UCC Debtor Search

Result:	Records found

File Type: File Number: File Date: Current Secured Party of Record:	Original 51984062 06/28/2005 DELL FINANCIAL SERVICES, L.P.

File Type: File Number: File Date: Current Secured Party of Record:	Original 52656024 08/25/2005 DELL FINANCIAL SERVICES, L.P.

File Type: File Number: File Date: Current Secured Party of Record:	Original 71783660 05/10/2007 SILICON VALLEY BANK

File Type: File Number: File Date: Current Secured Party of Record:	Original 71783678 05/10/2007 SILICON VALLEY BANK, ET AL

Ordered by JONATHAN LARSON at RIEMER & BRAUNSTEIN LLP

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Danielle Ellenberger

dplausse@cscinfo.com

CORPORATION SERVICE COMPANY www.incspot.com	CSC- Boston 5th Floor 84 State Street Boston, MA 02109-2202 800-225-6244 617-523-3189 (Fax)

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer’s eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

Delaware	PAGE 1
The First State

CERTIFICATE

SEARCHED OCTOBER 28, 2008, AT 1:10 P.M.
FOR DEBTOR “IMPRIVATA, INC.”

1 OF	4 FINANCING STATEMENT		51984062
EXPIRATION DATE: JUNE 28, 2010
DEBTOR:	IMPRIVATA, INC.
	10 MAGUIRE RD STE 210		ADDED 06-28-05
	LEXINGTON	MA 02421
SECURED:	DELL FINANCIAL SERVICES, L.P.
	12234 N. IH-35 BLDG B		ADDED 06-28-05
	AUSTIN	TX 78753
FILING HISTORY
51984062	FILED 06-28-05 AT 2:01 P.M. FINANCING STATEMENT

2 OF	4 FINANCING STATEMENT		52656024
EXPIRATION DATE: AUGUST 25, 2010
DEBTOR:	IMPRIVATA, INC.
	10 MAGUIRE RD STE 210		ADDED 08-25-05
	LEXINGTON	MA 02421
SECURED:	DELL FINANCIAL SERVICES, L.P.
	12234 N. IH-35 BLDG B		ADDED 08-25-05
	AUSTIN	TX 78753
FILING HISTORY
52656024	FILED 08-25-05 AT 6:23 P.M. FINANCING STATEMENT

3 OF	4 FINANCING STATEMENT		71783660
EXPIRATION DATE: MAY 10, 2012
DEBTOR:	IMPRIVATA, INC.
	10 MAGUIRE ROAD		ADDED 05-10-07
	LEXINGTON	MA 02421
SECURED:	SILICON VALLEY BANK
	3003 TASMAN DRIVE		ADDED 05-10-07
	SANTA CLARA	CA 95054
FILING HISTORY
71783660	FILED 05-10-07 AT 3:19 P.M. FINANCING STATEMENT

4 OF	4 FINANCING STATEMENT		71783678
EXPIRATION DATE: MAY 10, 2012

Harriet Smith Windsor, Secretary of State
20083623103UCXL	AUTHENTICATION: 6936009
081072026	DATE: 10-28-08

Delaware	PAGE 2
The First State

DEBTOR:	IMPRIVATA, INC.
	10 MAGUIRE ROAD		ADDED 05-10-07
	LEXINGTON	MA 02421
SECURED:	SILICON VALLEY BANK
	3003 TASMAN DRIVE		ADDED 05-10-07
	SANTA CLARA	CA 95054
SECURED:	GOLD HILL VENTURE LENDING 03, L.P.
	3003 TASMAN DRIVE		ADDED 05-10-07
	SANTA CLARA	CA 95054
FILING HISTORY
71783678	FILED 05-10-07 AT 3:20 P.M. FINANCING STATEMENT
END OF FILING HISTORY

THE UNDERSIGNED FILING OFFICER HEREBY CERTIFIES THAT THE ABOVE LISTING IS A RECORD OF ALL PRESENTLY EFFECTIVE FINANCING STATEMENTS, LAPSED FINANCING STATEMENTS, FEDERAL TAX LIENS AND UTILITY SECURITY INSTRUMENTS FILED IN THIS OFFICE WHICH NAME THE ABOVE DEBTOR, AS OF OCTOBER 22, 2008 AT 11:59 P.M.

Harriet Smith Windsor, Secretary of State
20083623103UCXL	AUTHENTICATION: 6936009
081072026	DATE: 10-28-08

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Dani Ashford 8008585294

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

DILIGENZ, INC.
6500 HARBOR HEIGHTS PARKWAY
SUITE 400
MUKILTEO WA 98275

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 02:01 PM 06/28/2005
INITIAL FILING NUM: 5198406 2
AMENDMENT NUMBER: 0000000
SRV: 050538130

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: IMPRIVATA, INC.					
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS: 10 MAGUIRE RD STE 210	CITY: LEXINGTON		STATE: MA	POSTAL CODE: 02421	COUNTRY: US
1e. TYPE OF ORGANIZATION: CORPORATION	1f. JURISDICTION OF ORGANIZATION: DE				

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME					
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY		STATE	POSTAL CODE	COUNTRY
2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION				

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: DELL FINANCIAL SERVICES, L.P.					
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS: 12234 N. IH-35 BLDG B	CITY: AUSTIN		STATE: TX	POSTAL CODE: 78753	COUNTRY: US

5. ALTERNATIVE DESIGNATION - Lessee-Lessor

6. [ ] This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] [ ] All Debtors [ ] Debtor 1 [ ] Debtor 2

8. OPTIONAL FILER REFERENCE DATA

[13777391]

UCC FINANCING STATEMENT ADDENDUM - COLLATERAL

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT		
9a. ORGANIZATION'S NAME IMPRIVATA, INC.		
OR 9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX

This FINANCING STATEMENT covers the following collateral

All computer equipment and peripherals (collectively Equipment) wherever located heretofore or hereafter leased to Lessee by Lessor pursuant to that certain Equipment Lease #005794896-004 dated JUNE 22, 2005, and/or any other Equipment leased pursuant to Leases that are in substantially the same form attached, including without limitation all substitutions, additions accessions and replacements thereto, and thereof, now or hereafter installed in, affixed to, or used in, conjunction with the Equipment and proceeds thereof together with all rental or installment payments, insurance proceeds, other proceeds and payments due and to become due and arising from or relating to said Equipment.

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

Dani Ashford 8008585294

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

DILIGENZ, INC.
6500 HARBOR HEIGHTS PARKWAY
SUITE 400

MUKILTEO WA 98275

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 06:23 PM 08/25/2005
INITIAL FILING NUM: 5265602 4
AMENDMENT NUMBER: 0000000
SRV: 050704349

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME IMPRIVATA, INC.					
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME			SUFFIX
1c. MAILING ADDRESS 10 MAGUIRE RD STE 210	CITY LEXINGTON	STATE MA	POSTAL CODE 02421		COUNTRY US
1e. TYPE OF ORGANIZATION CORPORATION	1f. JURISDICTION OF ORGANIZATION DE				

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME					
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME			SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE		COUNTRY
2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION				

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME DELL FINANCIAL SERVICES, L.P.					
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME			SUFFIX
3c. MAILING ADDRESS 12234 N. IH-35 BLDG B	CITY AUSTIN	STATE TX	POSTAL CODE 78753		COUNTRY US

5. ALTERNATIVE DESIGNATION - Lessee-Lessor

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

[14606648]

UCC FINANCING STATEMENT ADDENDUM - COLLATERAL

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT		
9a. ORGANIZATION'S NAME IMPRIVATA, INC.		
OR 9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME,SUFFIX

This FINANCING STATEMENT covers the following collateral

All computer equipment and peripherals (collectively Equipment) wherever located heretofore or hereafter leased to Lessee by Lessor pursuant to that certain Equipment Lease #005794896-005 dated AUGUST 19, 2005, and/or any other Equipment leased pursuant to Leases that are in substantially the same form attached, including without limitation all substitutions, additions accessions and replacements thereto, and thereof, now or hereafter installed in, affixed to, or used in, conjunction with the Equipment and proceeds thereof together with all rental or installment payments, insurance proceeds, other proceeds and payments due and to become due and arising from or relating to said Equipment.

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, DE 19808

SVB / Imprivata

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 03:19 PM 05/10/2007
INITIAL FILING # 2007 1783660

SRV: 070547976

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: IMPRIVATA, INC.				
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS: 10 Maguire Road	CITY: Lexington	STATE: MA	POSTAL CODE: 02421	COUNTRY: USA
1d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR — 1e. TYPE OF ORGANIZATION: CORP	1f. JURISDICTION OF ORGANIZATION: DE	1g. ORGANIZATIONAL ID #, if any: 3371187		NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR — 2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any		NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: Silicon Valley Bank				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS: 3003 Tasman Drive	CITY: Santa Clara	STATE: CA	POSTAL CODE: 95054	COUNTRY: USA

4. This FINANCING STATEMENT covers the following collateral:

All assets of the Debtor, except such assets which are specifically excluded as described on Exhibit A attached hereto and incorporated herein by reference.
The sale or other disposition of any of the collateral by the Debtor or any other person shall be deemed to violate the rights of the Secured Party.

5. ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR | CONSIGNEE/CONSIGNOR | BAILEE/BAILOR | SELLER/BUYER | AG. LIEN | NON-UCC FILING

6. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]: All Debtors | Debtor 1 | Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DE-Secretary Of State

893285-1

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Corporation Service Company
2711 Centerville Rd. Ste. 400
Wilmington, DE 19808

EXHIBIT A

DEBTOR	SECURED PARTY
IMPRIVATA, INC.	SILICON VALLEY BANK
10 Maguire Road	3003 Tasman Drive
Lexington, MA 02421	Santa Clara, CA 95054

Debtor is an organization

TYPE OF ORGANIZATION	JURISDICTION OF ORGANIZATION	ORGANIZATIONAL ID NO.
Corporation	Delaware	3371189

The collateral consists of all right, title and interest of Debtor in and to the following:

All assets, including, without limitation, all goods, equipment, inventory, contract rights or rights to payment of money, general intangibles (including payment intangibles), license agreements, franchise agreements, accounts (including health-care receivables), documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Debtor’s books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

The collateral does not include: Any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, now owned or later acquired; any patents, trademarks, service marks and applications therefor; any trade secret rights, including any rights to unpatented inventions, now owned or hereafter acquired (“Intellectual Property”). Notwithstanding the foregoing, the Collateral shall include all accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing Intellectual Property. To the extent a court of competent jurisdiction holds that a security interest in any Intellectual Property is necessary to have a security interest in any accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing Intellectual Property, then the Collateral includes the Intellectual Property, to the extent necessary to permit perfection of the Secured Party’s security interest in such accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the Intellectual Property.

Except as otherwise permitted by written agreement with the Secured Party, the Debtor is prohibited from (1) granting any other security interest in any of the above and (2) disposing of any of its assets with the exceptions described in a certain Loan and Security Agreement (Term/Equipment) by and between the Debtor and Secured Party.

This UCC-1 Financing Statement also provides notification that Debtor has agreed, among other things not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in or encumber any of Debtor’s Intellectual Property without Secured Party’s written consent.

Unless otherwise expressly agreed to in writing by the Secured Party, any receipt of proceeds of the disposition of any collateral by any person other than the Secured Party, which proceeds are not paid over to the Secured Party, violates the rights of the Secured Party.

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, DE 19808

SVB / Imprivata

DELAWARE DEPARTMENT OF STATE
U.C.C. FILING SECTION
FILED 03:20 PM 05/10/2007
INITIAL FILING # 2007 1783678

SRV: 070547981

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: IMPRIVATA, INC.				
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS: 10 Maguire Road	CITY: Lexington	STATE: MA	POSTAL CODE: 02421	COUNTRY: USA
1d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION: CORP	1f. JURISDICTION OF ORGANIZATION: DE	1g. ORGANIZATIONAL ID #, if any: 3371187	☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any	☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: Silicon Valley Bank				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS: 3003 Tasman Drive	CITY: Santa Clara	STATE: CA	POSTAL CODE: 95054	COUNTRY: USA

4. This FINANCING STATEMENT covers the following collateral:

All assets of the Debtor, except such assets which are specifically excluded as described on Exhibit A attached hereto and incorporated herein by reference.
The sale or other disposition of any of the collateral by the Debtor or any other person shall be deemed to violate the rights of the Secured Party.

5. ALTERNATIVE DESIGNATION [if applicable]: ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DE-Secretary Of State

893285-3

FILING OFFICE COPY — UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

Corporation Service Company
2711 Centerville Rd. Ste. 400
Wilmington, DE 19808

UCC FINANCING STATEMENT ADDENDUM

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT

	9a. ORGANIZATION'S NAME IMPRIVATA, INC.		
OR	9b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME, SUFFIX

10. MISCELLANEOUS: DE-Secretary Of State

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

11. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one name (11a or 11b) - do not abbreviate or combine names

	11a. ORGANIZATION'S NAME				
OR	11b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
	11c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
	11d. SEE INSTRUCTIONS / ADD'L INFO RE ORGANIZATION DEBTOR / 11e. TYPE OF ORGANIZATION	11f. JURISDICTION OF ORGANIZATION	11g. ORGANIZATIONAL ID #, if any		☐ NONE

12. ☒ ADDITIONAL SECURED PARTY'S or ☐ ASSIGNOR S/P'S NAME - insert only one name (12a or 12b)

	12a. ORGANIZATION'S NAME Gold Hill Venture Lending 03, L.P.				
OR	12b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
	12c. MAILING ADDRESS 3003 Tasman Drive	CITY Santa Clara	STATE CA	POSTAL CODE 95054	COUNTRY USA

13. This FINANCING STATEMENT covers ☐ timber to be cut or ☐ as-extracted collateral, or is filed as a ☐ fixture filing.

14. Description of real estate:

15. Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):

16. Additional collateral description:

17. Check only if applicable and check only one box.

Debtor is a ☐ Trust or ☐ Trustee acting with respect to property held in trust or ☐ Decedent's Estate

18. Check only if applicable and check only one box.

☐ Debtor is a TRANSMITTING UTILITY

☐ Filed in connection with a Manufactured-Home Transaction — effective 30 years

☐ Filed in connection with a Public-Finance Transaction — effective 30 years

FILING OFFICE COPY — UCC FINANCING STATEMENT ADDENDUM (FORM UCC1Ad) (REV. 05/22/02)

Corporation Service Company
2711 Centerville Rd, Ste. 400
Wilmington, DE 19808

EXHIBIT A

DEBTOR	SECURED PARTY
IMPRIVATA, INC.	SILICON VALLEY BANK
10 Maguire Road	3003 Tasman Drive
Lexington, MA 02421	Santa Clara, CA 95054

GOLD HILL VENTURE LENDING 03, L.P.
3003 Tasman Drive
Santa Clara, CA 95054

Debtor is an organization

TYPE OF ORGANIZATION Corporation	JURISDICTION OF ORGANIZATION Delaware	ORGANIZATIONAL ID NO. 3371189

The collateral consists of all right, title and interest of Debtor in and to the following:

All assets, including, without limitation, all goods, equipment, inventory, contract rights or rights to payment of money, general intangibles (including payment intangibles), license agreements, franchise agreements, accounts (including health-care receivables), documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Debtor’s books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

The collateral does not include: Any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, now owned or later acquired; any patents, trademarks, service marks and applications therefor; any trade secret rights, including any rights to unpatented inventions, now owned or hereafter acquired (“Intellectual Property”). Notwithstanding the foregoing, the Collateral shall include all accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing Intellectual Property. To the extent a court of competent jurisdiction holds that a security interest in any Intellectual Property is necessary to have a security interest in any accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing Intellectual Property, then the Collateral includes the Intellectual Property, to the extent necessary to permit perfection of the Secured Party’s security interest in such accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the Intellectual Property.

Except as otherwise permitted by written agreement with the Secured Party, the Debtor is prohibited from (1) granting any other security interest in any of the above and (2) disposing of any of its assets with the exceptions described in a certain Loan and Security Agreement (Term/Equipment) by and between the Debtor and Secured Party.

This UCC-1 Financing Statement also provides notification that Debtor has agreed, among other things not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in or encumber any of Debtor’s Intellectual Property without Secured Party’s written consent.

Unless otherwise expressly agreed to in writing by the Secured Party, any receipt of proceeds of the disposition of any collateral by any person other than the Secured Party, which proceeds are not paid over to the Secured Party, violates the rights of the Secured Party.

CORPORATION SERVICE COMPANY www.incspot.com	CSC- Boston 5th Floor 84 State Street Boston, MA 02109-2202 800-225-6244 617-523-3189 (Fax)

Matter# 56120.01281/LEC	Order#	772364-2
Project Id:	Order Date	10/28/2008
Additional Reference: SVB/IMPRIVATA

Subject:	IMPRIVATA, INC.

Jurisdiction:	DE-NEW CASTLE COUNTY PROTHONOTARY

Request for:	Local Judgment Search
Thru Date:	October 13, 2008

Result:	Clear

Ordered by JONATHAN LARSON at RIEMER & BRAUNSTEIN LLP

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Danielle Ellenberger

dplausse@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer’s eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY www.incspot.com	CSC- Boston 5th Floor 84 State Street Boston, MA 02109-2202 800-225-6244 617-523-3189 (Fax)

Matter# 56120.01281/LEC	Order#	772364-4
Project Id:	Order Date	10/28/2008
Additional Reference: SVB/IMPRIVATA

Subject:	IMPRIVATA, INC.

Jurisdiction:	MA-SECRETARY OF THE COMMONWEALTH, UCC DIVISION

Request for:	State Tax Lien Search
Thru Date:	October 10, 2008

Result:	Clear

Ordered by JONATHAN LARSON at RIEMER & BRAUNSTEIN LLP

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Danielle Ellenberger

dplausse@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer’s eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY www.incspot.com	CSC- Boston 5th Floor 84 State Street Boston, MA 02109-2202 800-225-6244 617-523-3189 (Fax)

Matter# 56120.01281/LEC	Order#	772364-5
Project Id:	Order Date	10/28/2008
Additional Reference: SVB/IMPRIVATA

Subject:	IMPRIVATA, INC.

Jurisdiction:	MA-U.S. DISTRICT COURT

Request for:	Federal Tax Lien Search
Thru Date:	October 28, 2008

Result:	Clear

Ordered by JONATHAN LARSON at RIEMER & BRAUNSTEIN LLP

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Danielle Ellenberger

dplausse@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer’s eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY www.incspot.com	CSC- Boston 5th Floor 84 State Street Boston, MA 02109-2202 800-225-6244 617-523-3189 (Fax)

Matter# 56120.01281/LEC	Order#	772364-3
Project Id:	Order Date	10/28/2008
Additional Reference: SVB/IMPRIVATA

Subject:	IMPRIVATA, INC.

Jurisdiction:	MA-MIDDLESEX SOUTHERN DISTRICT COUNTY REGISTRY

Request for:	Local Judgment Search
Thru Date:	October 27, 2008

Result:	Clear

Ordered by JONATHAN LARSON at RIEMER & BRAUNSTEIN LLP

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Danielle Ellenberger

dplausse@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer’s eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

SILICON VALLEY BANK

INVOICE FOR LOAN CHARGES

BORROWER:	IMPRIVATA, INC.

LOAN OFFICER:	Mr. David Rodriguez

DATE:	January 30, 2009

Commitment Fee	$20,000.00

TOTAL FEES DUE	$20,000.00	*

*	Deb. + 00A # 3300319899 for the total amount

IMPRIVATA, INC.

By:
Authorized Signer

Silicon Valley Bank (Date)
Account Officer’s Signature

FIRST LOAN MODIFICATION AND REINSTATEMENT AGREEMENT

This First Loan Modification and Reinstatement Agreement (this “Loan Modification Agreement”) is entered into as of April 26, 2010, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and IMPRIVATA, INC., a Delaware corporation, with its chief executive office located at 10 Maguire Road, Lexington, Massachusetts 02421 (“Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 30, 2009, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 30, 2009, between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	Borrower and Bank hereby agree that, notwithstanding the fact that the Revolving Line Maturity Date has passed, the Loan Agreement and all Loan Documents (and all terms and provisions contained therein) shall be deemed to be reinstated and in full force and effect as if the Revolving Line Maturity Date did not occur prior to the extension herein.

2	The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.1.1(a) thereof:

“Subject to the terms and conditions of this Agreement, after the occurrence of the Initial Audit, Bank shall make Advances not exceeding the Availability Amount.”

and inserting in lieu thereof the following:

“Subject to the terms and conditions of this Agreement, Bank shall make Advances not exceeding the Availability Amount.”

3	The Loan Agreement shall be amended by deleting the following text, appearing in Section 3.1 thereof:

“the completion of the Initial Audit with results satisfactory to Bank in its sole and absolute discretion; and”

and inserting in lieu thereof the following:

“Intentionally omitted; and”

4	The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.2(d) thereof:

“The charge for each audit shall not exceed Seven Hundred Fifty Dollars ($750.00) (or such higher amount as shall represent Bank’s then-current standard charge for the same), per person per day, plus out of pocket expenses. Notwithstanding the foregoing, no Credit Extension may be requested prior to the Initial Audit.”

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and inserting in lieu thereof the following:

“The charge for each audit shall not exceed Eight Hundred Fifty Dollars ($850.00) (or such higher amount as shall represent Bank’s then-current standard charge for the same), per person per day, plus out of pocket expenses”

5	The Loan Agreement shall be amended by deleting the definition of Initial Audit appearing in Section 13.1 thereof.

6	The Loan Agreement shall be amended by deleting the following definitions, appearing in Section 13.1 thereof:

““Prime Rate” is Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate.”

““Revolving Line Maturity Date” is January 29, 2010.”

and inserting in lieu thereof the following:

““Prime Rate” is the greater of (a) four percent (4.0%) and (b) Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate.”

““Revolving Line Maturity Date” is April 25, 2011.”

4. FEES. Borrower shall pay to Bank a modification fee equal to Twenty Thousand Dollars ($20,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. PERFECTION CERTIFICATE. Borrower has delivered an updated Perfection Certificate in connection with this Loan Modification Agreement (the “Updated Perfection Certificate” ) dated as of April 26, 2010, which Updated Perfection Certificate shall supersede in all respects that certain Perfection Certificate dated as of January 30, 2009. Borrower agrees that all references in the Loan Agreement to “Perfection Certificate” shall hereinafter be deemed to be a reference to the Updated Perfection Certificate.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

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9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:		BANK:

IMPRIVATA, INC.		SILICON VALLEY BANK

By:		By:

Name:	Jeff Kalowski	Name:	Chris Leary

Title:	CFO	Title:	VP

4

SECOND LOAN MODIFICATION AGREEMENT

This Second Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of May 24, 2011 and is effective as of April 25, 2011, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and IMPRIVATA, INC., a Delaware corporation, with its chief executive office located at 10 Maguire Road, Lexington, Massachusetts 02421 (“Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 30, 2009, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 30, 2009, between Borrower and Bank, as amended by a First Loan Modification and Reinstatement Agreement dated as of April 26, 2010 (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modification to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following definition, appearing in Section 13.1 thereof:

““Revolving Line Maturity Date” is April 25, 2011.”

and inserting in lieu thereof the following:

““Revolving Line Maturity Date” is April 23, 2012.”

4. FEES. Borrower shall pay to Bank a modification fee equal to Twenty Thousand Dollars ($20,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of May 24, 2011, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate have not changed, as of the date hereof. Borrower hereby acknowledges and agrees that all references in the Loan Agreement to Perfection Certificate shall mean and include the Perfection Certificate as described herein.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

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8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:		BANK:

IMPRIVATA, INC.		SILICON VALLEY BANK

By:		By:

Name:	Jeff Kalowski	Name:	Thomas E. Kelly

Title:	CFO	Title:	Vice President

3

THIRD LOAN MODIFICATION AND REINSTATEMENT AGREEMENT

This Third Loan Modification and Reinstatement Agreement (this “Loan Modification Agreement”) is entered into as of December 12, 2012 and is effective as of April 23, 2012, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and IMPRIVATA, INC., a Delaware corporation, with its chief executive office located at 10 Maguire Road, Lexington, Massachusetts 02421 (“Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 30, 2009, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 30, 2009, between Borrower and Bank, as amended by a First Loan Modification and Reinstatement Agreement dated as of April 26, 2010, and as further amended by a Second Loan Modification Agreement dated as of May 24, 2011 (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	Borrower and Bank hereby agree that, notwithstanding the fact that the Revolving Line Maturity Date has passed, the Loan Agreement and all Loan Documents (and all terms and provisions contained therein) shall be deemed to be reinstated and in full force and effect as of the dale of this Loan Modification Agreement.

2	The Loan Agreement shall be amended by deleting the following, appearing as Sections 2.1.2, 2.1.3 and 2.1.4 thereof:

“2.1.2 Letters of Credit Sublimit.

(a) As part of the Revolving Line, Bank shall issue or have issued Letters of Credit for Borrower’s account. Such aggregate amounts utilized hereunder shall at all times reduce the amount otherwise available for Advances under the Revolving Line. The face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed One Million Dollars ($1,000,000.00), inclusive of Credit Extensions relating to Sections 2.1.3 and 2.1.4. If, on the Revolving Line Maturity Date, or the effective date of any termination of this Agreement, there are any outstanding Letters of Credit, then on such date Borrower shall provide to Bank cash collateral in an amount equal to one hundred five percent (105.0%) of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to said Letters of Credit. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s standard Application and Letter of Credit Agreement (the “Letter of Credit Application”). Borrower agrees to execute any further documentation

1

in connection with the Letters of Credit as Bank may reasonably request Borrower further agrees to be bound by the regulations and interpretations of the issuer of any Letters of Credit guarantied by Bank and opened for Borrower’s account or by Bank’s interpretations of any Letter of Credit issued by Bank for Borrower’s account, and Borrower understands and agrees that Bank shall not be liable for any error, negligence (other than gross negligence or wilfull misconduct of Bank), or mistake, whether of omission or commission, in following Borrower’s instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto.

(b) The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, such Letters of Credit, and the Letter of Credit Application.

(c) Borrower may request that Bank issue a Letter of Credit payable in a Foreign Currency. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus fees and charges in connection therewith such as wire, cable, SWIFT or similar charges) in Dollars at the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

(d) To guard against fluctuations in currency exchange rates, upon the issuance of any Letter of Credit payable in a Foreign Currency, Bank shall create a reserve (the “Letter of Credit Reserve”) under the Revolving Line in an amount equal to ten percent (10.0%) of the face amount of such Letter of Credit. The amount of the Letter of Credit Reserve may be adjusted by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Revolving Line shall be reduced by the amount of such Letter of Credit Reserve for as long as such Letter of Credit remains outstanding.

2.1.3 Foreign Exchange Sublimit. As part of the Revolving Line, Borrower may enter into foreign exchange contracts with Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency (each, a “FX Forward Contract”) on a specified date (the “Settlement Date”). FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date and shall be subject to a reserve of ten percent (10%) of each outstanding FX Forward Contract in a maximum aggregate amount equal to One Hundred Thousand Dollars ($100,000.00) (such maximum shall be the “FX Reserve”). The aggregate amount of FX Forward Contracts at any one time may not exceed ten (10) times the amount of the FX Reserve. The amount otherwise available for Credit Extensions under the Revolving Line shall be reduced by an amount equal to ten percent (10%) of each outstanding FX Forward Contract (the “FX Reduction Amount”). Any amounts needed to fully reimburse Bank will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.

2.1.4 Cash Management Services Sublimit. Borrower may use up to One Million Dollars ($1,000,000.00), inclusive of Credit Extensions relating to Sections 2.1.2 and 2.1.3 of the Revolving Line for Bank’s cash management

2

services which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services agreements (collectively, the “Cash Management Services”). Any amounts Bank pays on behalf of Borrower for any Cash Management Services will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances.”

and inserting in lieu thereof the following:

“2.1.2 Intentionally omitted.

2.13 Intentionally omitted.

2.1.4 Intentionally omitted.”

3	The Loan Agreement shall be amended by deleting the following, appearing as Section 2.2 thereof:

“2.2 Overadvances. If, at any time, the sum of (a) the outstanding principal amount of any Advances (including any amounts used for Cash Management Services), plus (b) the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), plus (c) the FX Reduction Amount exceeds the lesser of either the Revolving Line or the Borrowing Base, Borrower shall immediately pay to Bank in cash such excess.”

and inserting in lieu thereof the following:

“2.2 Overadvances. If, at any time, the outstanding principal amount of any Advances exceeds the lesser of either the Revolving Line or the Borrowing Base, Borrower shall immediately pay to Bank in cash such excess.”

4	The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.4 thereof:

“(b) Letter of Credit Fee. Bank’s customary fees and expenses for the issuance or renewal of Letters of Credit, upon the issuance, each anniversary of the issuance, and the renewal of such Letter of Credit by Bank; and”

and inserting in lieu thereof the following:

“(b) Intentionally omitted;”

5	The Loan Agreement shall be amended by deleting the following text, appearing in Section 3.4 thereof:

“Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance (other than Advances under Sections 2.1.2 or 2.1.4), Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 1:00 p.m. Eastern time on the Funding Date of the Advance.”

and inserting in lieu thereof the following:

“Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance, Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 1:00 p.m. Eastern time on the Funding Date of the Advance.”

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6	The Loan Agreement shall be amended by deleting the following text, appearing in Section 4.1 thereof:

“If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations and at such time as Bank’s obligation to make Credit Extensions has terminated, Bank shall, at Borrower’s sole cost and expense, release its Liens in the Collateral and all rights therein shall revert to Borrower.”

and inserting in lieu thereof the following:

“Borrower acknowledges that it may have previously entered, and/or may in the future enter, into Bank Services with Bank. Regardless of the terms of any Bank Services Agreement, Borrower agrees that any amounts Borrower owes Bank thereunder shall be deemed to be Obligations hereunder and that it is the intent of Borrower and Bank to have all such Obligations secured by the first priority security interest granted herein.

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are satisfied in full, and at such time, Bank shall, at Borrower’s sole cost and expense, terminate its security interest in the Collateral and all rights therein shall revert to Borrower. In the event (a) all Obligations (other than inchoate indemnity obligations), except for Bank Services, are satisfied in full, and (b) this Agreement is terminated, Bank shall terminate the security interest granted herein upon Borrower providing cash collateral acceptable to Bank in its good faith business judgment for Bank Services, if any. In the event such Bank Services consist of outstanding Letters of Credit, Borrower shall provide to Bank cash collateral in an amount equal to one hundred five percent (105%) for Letters of Credit denominated in Dollars and one hundred ten percent (110%) for Letters of Credit denominated in a currency other than Dollars, in each case of the Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit.”

7	The Loan Agreement shall be amended by adding the following new text, to appear after the first sentence, but prior to the second sentence, of Section 12.8 thereof:

“Without limiting the foregoing, except as otherwise provided in Section 4.1, the grant of a security interest by Borrower in Section 4.1 shall survive until the termination of this Agreement and all Bank Services Agreements.”

8	The Loan Agreement shall be amended by inserting the following new definitions appearing alphabetically in Section 13.1 thereof:

““Bank Services” are any products, credit services, and/or financial accommodations previously, now, or hereafter provided to Borrower or any of

4

its Subsidiaries by Bank or any Bank Affiliate, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services as any such products or services may be identified in Bank’s various agreements related thereto (each, a “Bank Services Agreement”).”

““Bank Services Agreement” is defined in the definition of Bank Services.”

““Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by Bank at such time on the basis of the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.”

9	The Loan Agreement shall be amended by deleting the following definitions, appearing in Section 13.1 thereof:

““Cash Management Services” is defined in Section 2.1.4.”

““FX Business Day” is any day when (a) Bank’s Foreign Exchange Department is conducting its normal business and (b) the Foreign Currency being purchased or sold by Borrower is available to Bank from the entity from which Bank shall buy or sell such Foreign Currency.”

““FX Reduction Amount” is defined in Section 2.1.3.”

““FX Reserve” is defined in Section 2.1.3.”

““Letter of Credit Application” is defined in Section 2.1.2(a).”

““Letter of Credit Reserve” has the meaning set forth in Section 2.1.2(d).”

““Settlement Date” is defined in Section 2.1.3.”

10	The Loan Agreement shall be amended by deleting the following definitions, appearing in Section 13.1 thereof:

““Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base minus (b) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) plus an amount equal to the Letter of Credit Reserve, minus (c) the FX Reduction Amount, minus (d) any amounts used for Cash Management Services, and minus (e) the outstanding principal balance of any Advances.”

““Credit Extension” is any Advance, Letter of Credit, FX Forward Contract, amount utilized for Cash Management Services, or any other extension of credit by Bank for Borrower’s benefit.”

““FX Forward Contract” is defined in Section 2.1.3.”

5

““Letter of Credit” means a standby letter of credit issued by Bank or another institution based upon an application, guarantee, indemnity or similar agreement on the part of Bank as set forth in Section 2.1.2.”

““Loan Documents” are, collectively, this Agreement, the Perfection Certificate, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower any Guarantor and/or for the benefit of Bank in connection with this Agreement, all as amended, restated, or otherwise modified.”

““Revolving Line Maturity Date” is April 23, 2012.”

and inserting in lieu thereof the following:

““Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base minus (b) the outstanding principal balance of any Advances.”

““Credit Extension” is any Advance or any other extension of credit by Bank for Borrower’s benefit.”

““FX Forward Contract” is a foreign exchange contract with Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency.”

““Letter of Credit” means a standby letter of credit issued by Bank or another institution based upon an application, guarantee, indemnity or similar agreement on the part of Bank.”

““Loan Documents” are, collectively, this Agreement, the Perfection Certificate, any Bank Services Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement between Borrower any Guarantor and/or for the benefit of Bank, all as amended, restated, or otherwise modified.”

““Revolving Line Maturity Date” is October 31, 2013.”

11	The Loan Agreement shall be amended by deleting the Borrowing Base Certificate attached thereto as Exhibit C and inserting in lieu thereof the Borrowing Base Certificate attached hereto as Schedule 1.

4. FEES. Borrower shall pay to Bank a modification fee equal to Twenty Thousand Dollars ($20,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of December 12, 2012, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate have not changed, as of the date hereof. Borrower hereby acknowledges and agrees that all references in the Loan Agreement to Perfection Certificate shall mean and include the Perfection Certificate as described herein.

6

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

7

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:		BANK:

IMPRIVATA, INC.		SILICON VALLEY BANK

By:		By:

Name:	Jeff Kalowski	Name:

Title:	CFO	Title:

8

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:	BANK:

IMPRIVATA, INC.	SILICON VALLEY BANK

By:	By:

Name:	Name:	Win Bear

Title:	Title:	Deal Team Leader

8

Schedule 1

EXHIBIT C - BORROWING BASE CERTIFICATE

Borrower: Imprivata, Inc.

Lender: Silicon Valley Bank

Commitment Amount: $4,000,000.00

ACCOUNTS RECEIVABLE
1.	Accounts Receivable (invoiced) Book Value as of	$
2.	Additions (please explain on reverse)	$
3.	TOTAL ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$
5.	Balance of 50% over 90 day accounts	$
6.	Foreign Accounts	$
7.	Foreign Invoiced Accounts not approved by Bank	$
8.	Contra/Customer Deposit Accounts	$
9.	Intercompany/Employee Accounts	$
10.	Credit balances over 90 days	$
11.	Concentration limits	$
12.	U.S. Governmental Accounts	$
13.	Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$
14.	Accounts with Progress/Milestone/Pre-billings; Contract Accounts	$
15.	Accounts for Retainage Billings	$
16.	Trust Accounts	$
17.	Bill and Hold Accounts	$
18.	Unbilled Accounts	$
19.	Non-Trade Accounts	$
20.	Accounts with Extended Term Invoices	$
21.	Accounts subject to Chargebacks	$
22.	Disputed Accounts	$
23.	Other (please explain on reverse)	$
24.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
25.	Eligible Accounts (#3 minus #24)	$
26.	ELIGIBLE AMOUNT OF ACCOUNTS (80% of #25)	$

BALANCES
27.	Maximum Loan Amount	$
28.	Total Funds Available (Lesser of #27 or #26)	$
29.	Present balance owing on Line of Credit	$
30.	RESERVE POSITION (#28 minus #29)	$

[Continued on following page.]

9

The undersigned represents and warrants that the information in this Borrowing Base Certificate is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

By:
Authorized Signer

Date:

BANK USE ONLY

Received by:
AUTHORIZED SIGNER

Date:
Verified:
AUTHORIZED SIGNER

Date:

Compliance Status:	Yes No

10

FOURTH LOAN MODIFICATION AND REINSTATEMENT AGREEMENT

This Fourth Loan Modification and Reinstatement Agreement (this “Loan Modification Agreement”) is entered into as of February 27, 2014 and is effective as of October 31, 2013, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and IMPRIVATA, INC., a Delaware corporation, with its chief executive office located at 10 Maguire Road, Lexington, Massachusetts 02421 (“Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 30, 2009, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 30, 2009, between Borrower and Bank, as amended by a First Loan Modification and Reinstatement Agreement dated as of April 26, 2010, as further amended by a Second Loan Modification Agreement dated as of May 24, 2011, and as further amended by a certain Third Loan Modification and Reinstatement Agreement dated as of December 12, 2012 (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	Borrower and Bank hereby agree that, notwithstanding the fact that the Revolving Line Maturity Date has passed, the Loan Agreement and all Loan Documents (and all terms and provisions contained therein) shall be deemed to be reinstated and in full force and effect as of the date of this Loan Modification Agreement.

2	The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.3 thereof:

“(a) Interest Rate. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to one quarter of one percentage point (0.25%) above the Prime Rate, which interest shall be payable monthly in accordance with Section 2.3(f) below.”

and inserting in lieu thereof the following:

“(a) Interest Rate. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to three-quarters of one percentage point (0.75%) above the Prime Rate, which interest shall be payable monthly in accordance with Section 2.3(f) below.”

1

3	The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.7 thereof:

“(a) Adjusted Quick Ratio. An Adjusted Quick Ratio of at least (i) 1.50 to 1.0 for the first two (2) months of each calendar quarter, and (ii) 1.75 to 1.0 for the third (3rd) month of each calendar quarter.”

and inserting in lieu thereof the following:

“(a) Adjusted Quick Ratio. An Adjusted Quick Ratio of at least 1.25 to 1.0.”

4	The Loan Agreement shall be amended by deleting the following text, appearing in the definition of “Eligible Accounts” in Section 13.1 thereof:

“(c) Accounts owing from an Account Debtor which does not have its principal place of business in the United States, Canada, or Mexico, unless agreed to by Bank in writing, in its sole discretion, on a case-by-case basis, provided, however, the aggregate amount of Advances made based upon any such Accounts approved by Bank shall not exceed, in the aggregate at any time, the lesser of (i) One Million Five Hundred Thousand Dollars ($1,500,000.00), or (ii) forty percent (40.0%) of the outstanding Advances;”

and inserting in lieu thereof the following:

“(c) Accounts owing from an Account Debtor which does not have its principal place of business in the United States, Canada, or Mexico, unless agreed to by Bank in writing, in its sole discretion, on a case-by-case basis, provided, however, the aggregate amount of Advances made based upon any such Accounts approved by Bank shall not exceed, in the aggregate at any time, the lesser of (i) Three Million Dollars ($3,000,000.00), or (ii) forty percent (40.0%) of the outstanding Advances;”

5	The Loan Agreement shall be amended by deleting “.” where it appears at the end of the definition of “Permitted Investments” in Section 13.1 thereof and inserting in lieu thereof “; and”.

6	The Loan Agreement shall be amended by adding the following new text, appearing in the definition of “Permitted Investments” in Section 13.1 thereof:

“(j) Investments in Borrower’s Subsidiary organized under the laws of United Kingdom, Imprivata UK Limited, for the ordinary and necessary current operating expenses of such Subsidiary in an aggregate amount not to exceed Ten Million Dollars ($10,000,000.00) per year.”

7	The Loan Agreement shall be amended by deleting the following definitions, appearing in Section 13.1 thereof:

““Prime Rate” is the greater of (a) four percent (4.0%) and (b) Bank’s most recently announced “prime rate,” even if it is not Bank’s lowest rate.”

““Revolving Line” is an Advance or Advances in an amount equal to Four Million Dollars ($4,000,000.00).”

““Revolving Line Maturity Date” is October 31, 2013.”

2

and inserting in lieu thereof the following:

““Prime Rate” is, with respect to any day, the “Prime Rate” as quoted in the Wall Street Journal print edition on such day (or, if such day is not a day on which the Wall Street Journal is published, the immediately preceding day on which the Wall Street Journal was published).”

““Revolving Line” is an Advance or Advances in an amount equal to Ten Million Dollars ($10,000,000.00).”

““Revolving Line Maturity Date” is February 26, 2015.”

8	The Loan Agreement shall be amended by deleting the Borrowing Base Certificate attached thereto as Exhibit C and inserting in lieu thereof the Borrowing Base Certificate attached hereto as Schedule 1.

9	The Loan Agreement shall be amended by deleting the Compliance Certificate attached thereto as Exhibit D and inserting in lieu thereof the Compliance Certificate attached hereto as Schedule 2.

4. FEES AND EXPENSES. Borrower shall pay to Bank a modification fee equal to Forty Thousand Dollars ($40,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of December 12, 2012, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate have not changed, as of the date hereof except as set forth on Schedule 3 attached hereto.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

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10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

4

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:		BANK:

IMPRIVATA, INC.		SILICON VALLEY BANK

By:		By:

Name:	Jeff Kalowski	Name:	Anthony Barrett

Title:	CFO	Title:	Director

Schedule 1

EXHIBIT C - BORROWING BASE CERTIFICATE

Borrower: Imprivata, Inc.

Lender: Silicon Valley Bank

Commitment Amount: $10,000,000.00

ACCOUNTS RECEIVABLE
1. Accounts Receivable (invoiced) Book Value as of	$
2. Additions (please explain on reverse)	$
3. TOTAL ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4. Amounts over 90 days due	$
5. Balance of 50% over 90 day accounts	$
6. Foreign Accounts	$
7. Foreign Invoiced Accounts not approved by Bank	$
8. Contra/Customer Deposit Accounts	$
9. Intercompany/Employee Accounts	$
10. Credit balances over 90 days	$
11. Concentration Limits	$
12. U.S. Governmental Accounts	$
13. Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$
14. Accounts with Progress/Milestone/Pre-billings; Contract Accounts	$
15. Accounts for Retainage Billings	$
16. Trust Accounts	$
17. Bill and Hold Accounts	$
18. Unbilled Accounts	$
19. Non-Trade Accounts	$
20. Accounts with Extended Term Invoices	$
21. Accounts subject to Chargebacks	$
22. Disputed Accounts	$
23. Other (please explain on reverse)	$
24. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
25. Eligible Accounts (#3 minus #24)	$
26. ELIGIBLE AMOUNT OF ACCOUNTS (80% of #25)	$

BALANCES
27. Maximum Loan Amount	$
28. Total Funds Available (Lesser of #27 or #26)	$
29. Present balance owing on Line of Credit	$
30. RESERVE POSITION (#28 minus #29)	$

[Continued on following page.]

The undersigned represents and warrants that the information in this Borrowing Base Certificate is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

By:
Authorized Signer

Date:

BANK USE ONLY

Received by:
AUTHORIZED SIGNER

Date:
Verified:
AUTHORIZED SIGNER

Date:
Compliance Status: Yes No

Schedule 2

EXHIBIT D - COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	IMPRIVATA, INC.

The undersigned authorized officer of IMPRIVATA, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”), (1) Borrower is in compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited)	FYE within 210 days	Yes No
10-Q,10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate (with A/R & A/P Agings and a deferred revenue report)	Monthly within 30 days	Yes No
Operating Budgets and Projections	FYE within 30 days	Yes No

Financial Covenant	Required	Actual	Complies

Maintain at all times, to be tested on a monthly basis:

Adjusted Quick Ratio	1.25:1.0	:1.0	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

IMPRIVATA, INC.

By:
Name:
Title:

BANK USE ONLY
Received by:
AUTHORIZED SIGNER
Date:

Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

Schedule 3

Updates to Perfection Certificate

1.	Section 2: PARENTS/SUBSIDIARIES OF THE COMPANY: add Imprivata UK Limited (subsidiary); Company Number: 8645159; Incorporated in England on August 9, 2013

2.	Section 3: LOCATIONS OF COMPANY AND ITS SUBSIDIARIES: delete UK Branch address and replace with:

Imprivata UK Limited

6-9 The Square

Stockley Park

Uxbridge

United Kingdom

UB11 1FW

3.	Section 4: SPECIAL TYPES OF COLLATERAL: add to (a) the following issued patent: 8,538,072

Systems and Methods for Operator Detection (issued 9/17/13)

add to (c) the following bank account: Silicon Valley Bank, account no. GB47SVBK6210002010980, Floor 7,41 Lothbury, London, UK, Subsidiary

4.	Section 10: OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES:

Chris Shaw’s title is now Senior VP, General Manager, OneSign Products Group

Ed Gaudet’s title is now General Manager, Cortext Products Group add: Clay Ritchey, Chief Marketing Officer

add: John Milton is a director of Imprivata UK Limited